UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:        811-08979

Victory Variable Insurance Funds

(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio	44144
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-539-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

December 31, 2022

Annual Report

Victory Variable Insurance Funds

Victory Sophus Emerging Markets VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary (Unaudited)	5
Investment Overview (Unaudited)	8
Investment Objective & Portfolio Holdings (Unaudited)	9
Schedule of Portfolio Investments	10
Financial Statements
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Supplemental Information (Unaudited)
Trustee and Officer Information	30
Proxy Voting and Portfolio Holdings Information	33
Expense Example	33
Additional Federal Income Tax Information	34
Advisory Contract Renewal	35
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

3

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory Sophus Emerging Markets VIP Series

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Emerging markets, as measured by the MSCI Emerging Markets Index (the "Index"), underperformed developed markets in 2022, returning -20.1%, versus the MSCI World Index and the S&P 500® Index, which returned -18.4% and -18.1%, respectively.

Latin America ("LatAm") outperformed all regions globally in 2022, gaining 8.9%, driven by valuations and terms of trade. After a period of underperformance in 2021, LatAm benefited from higher commodity prices due to the war in Ukraine in the first quarter of 2022 and sustained that strength throughout the year. Chile (+19.4%) and Brazil (+14.2%) outperformed other emerging markets significantly, both benefiting from a positive commodity cycle and diligent monetary policies deployed to contain inflation. Politics continued to play a significant role in 2022. LatAm is now almost entirely ruled by leftist governments (Ecuador is the main exception). However, few markets have emerged from this "pink" wave unscathed, with Brazil and Peru the most recent to struggle from related uncertainties: seemingly free reign over fiscal accounts and a failed coup respectively. Overall, Brazil struggled to digest mounting fiscal uncertainties in response to proposals by the incoming Lula Administration which include: the approval of the Spending Bill (which raised the amount exempted from the spending ceiling) by a wide margin in Congress, the appointment of former Sao Paulo Mayor Fernando Haddad to the position of Finance Minister, and the unexpected changing of the State Owned Enterprise legislation in a "rushed" session, all of which were received negatively by markets towards the end of the year.

Asia, down 21.1%, was perhaps the most volatile region in the period, whipsawed by news in China, which happens to be the largest part of the Index, accounting for over 30% of the emerging markets benchmark. China was one of the worst-performing markets in emerging markets overall in 2022, down 21.9%. After underperforming for the first four months of the year, China rallied hard beginning in mid-May and carried through to the end of June, on expectations of re-opening and de-regulation. After a short, sharp rally the market rolled over again on geopolitical tension, regulation, threats of further decoupling, real estate defaults, a zero-COVID-19 policy, etc. which all weighed heavily on investor sentiment, in particular that of foreign flows. Then in November alone, China advanced 30% after announcing its COVID-19 policy recalibration and housing market stabilization measures. However, economic data from China was effectively weak throughout the year, as were foreign investor flows. Both points matter and look set to turn positive in 2023.

China is currently trading on roughly 9X CAPE (Cyclically Adjusted Price-to-Earnings Ratio) versus a longer-term average of 11X 2023 earnings, well below historical valuations. President Xi expressed his concern about the present situation: growth is subpar, confidence is low, and his party's credibility has been dented. Xi indicated that he will will prioritize economic recovery, consumption, and the property market in equal measure. For the first time since 2019, domestic macro policies and COVID-19 management are aligned to support a growth recovery. ASEAN markets (Association of Southeast Asian Nations) witnessed historically high inflows in 2022. Thailand, which returned 5.0%, presents a compelling setup heading into next year, as the biggest beneficiary globally of a fall in freight rates and oil and the comeback of Asian tourism. The Philippines and Indonesia remain more defensive options in the event of lower world trade volume growth.

5

Victory Sophus Emerging Markets VIP Series

Managers' Commentary (continued)

Russia's invasion of Ukraine drove underperformance in EEMEA (Europe, the Middle East, and Africa), down 28.3% for the year. Russia faced an onslaught of sanctions from a united West, with enormous economic implications. After an extended period of market closure, Russian securities were effectively removed from major indices and valued at zero. While local markets have resumed trading activity, they remain virtually closed to foreign investors of "unfriendly" nations. The war in Ukraine drove inflationary pressure and rising account imbalances (for some), alongside sharply tightening financial conditions in core markets across the region. Turkey continues to make new highs; the best-performing market globally, up 90.4% in 2022. However, this rally has been fueled by domestic investors' search for real returns, which makes its sustainability questionable.

The MENA (the Middle East and North Africa) region got off to a strong start in 2022 with the war in Ukraine sparking higher energy prices driving higher growth in the region. However, the Gulf markets sold off in profit taking in the last part of the year. Saudi Arabia was one of the worst performing emerging markets in the fourth quarter, weighed down by cheaper oil and a weaker U.S. dollar. While the underlying vulnerabilities remain, MENA, and Saudi Arabia in particular, head into the new year with confidence high, inflation low, and activity still building momentum, backed by strong public finances, falling debt, and a trade-driven account surplus.

How did Victory Sophus Emerging Markets VIP Series (the "Fund") perform during the reporting period?

The Fund returned -22.46% for the fiscal year ended December 31, 2022, underperforming the Index, which returned -20.09% for the reporting period.

What strategies did you employ during the reporting period?

We employ a disciplined, bottom-up approach utilizing both quantitative and fundamental processes to invest in companies that we believe have the potential for strong and sustainable earnings growth at attractive valuations, with revisions as the catalyst. By investing in companies with these characteristics, coupled with our risk-managed approach, we seek to provide consistent excess returns over time.

Stock selection in the Energy sector was the largest detractor from performance overall in 2022, given swift sanctions imposed by the West upon Russian equities following its invasion of Ukraine on February 24th. Stock selection in the Utilities sector was another significant detractor from performance, as a result of both poor performers we held, like China Longyuan Power Group Corp., Ltd., and to strong performers we did not own, particularly those in the Indian market.

From a country perspective, Russia and India were the two largest detractors from performance in 2022; the former, due to negative stock selection and our slightly overweight position compared to the Index as a result of heavy pressure imposed by the West in response to the invasion of Ukraine. Consequently, Russian equities (four were held in this portfolio) became uninvestable, and all were removed from the Index due to liquidity issues. For India, negative stock selection detracted from performance, due to both poor performers which we owned (e.g., Infosys) and strong performers which we did not own (e.g., Reliance Industries).

6

Victory Sophus Emerging Markets VIP Series

Managers' Commentary (continued)

China also detracted from performance in the full year, as a result of more defensive positioning heading into the most recent November rally, best illustrated by holdings such as pharmaceutical company Wuxi Biologics Cayman, Inc.; Tongwei Solar, a dominant solar products manufacturer in the global new-energy space; China Longyuan Power Group Corp., Ltd., the largest wind-farm operator in Asia; and IT service provider Chinasoft International Ltd. We reacted methodically and reduced risk exposure within the portfolio to capture alpha amidst this rally. We saw improving macroeconomic factors and fundamentals around China's exit from zero-COVID-19, supportive efforts implemented for the property market, and President Xi setting out a more pro-growth tone for 2023.

The most positive sector contributor to performance in the period was Communication Services, driven by stock selection, namely our position in JYP Entertainment Corp., as well as our moderate underweight sector position more broadly relative to the Index. On a country basis, the most positive contribution came from Greece, due to our moderate overweight position compared to the Index, thanks to holdings such as Mytilineos SA and National Bank of Greece, which benefited from the economic turnaround as tourist arrivals breached new highs helping boost the positive current account and earnings.

7

Victory Sophus Emerging Markets VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class I
INCEPTION DATE	10/17/94
	Net Asset Value	MSCI Emerging Markets Index[1]
One Year	–22.46%	–20.09%
Five Year	–2.99%	–1.40%
Ten Year	1.05%	1.44%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory Sophus Emerging Markets VIP Series — Growth of $10,000

1The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

8

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	7.0%
Tencent Holdings Ltd.	3.8%
Samsung Electronics Co. Ltd.	3.7%
Alibaba Group Holding Ltd.	3.1%
ICICI Bank Ltd., ADR	2.7%
JD.com, Inc., Class A	2.3%
Meituan, Class B	1.8%
Larsen & Toubro Ltd.	1.8%
Pinduoduo, Inc.	1.5%
Mahindra & Mahindra Ltd.	1.4%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

9

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (98.6%)
Brazil (5.3%):
Consumer Discretionary (1.1%):
Grupo SBF SA	27,713	$67,110
Lojas Renner SA	24,800	96,131
Vibra Energia SA	42,181	123,688
		286,929
Consumer Staples (1.0%):
Sao Martinho SA	24,200	121,598
Sendas Distribuidora SA	39,072	144,401
		265,999
Energy (0.6%):
Petroleo Brasileiro SA, ADR	13,823	147,215
Financials (1.0%):
Itau Unibanco Holding SA, ADR	53,537	252,159
Health Care (0.6%):
Hypera SA	20,000	171,513
Industrials (0.2%):
SIMPAR SA	45,972	58,890
Materials (0.4%):
Gerdau SA, Preference Shares	21,900	120,392
Real Estate (0.4%):
Multiplan Empreendimentos Imobiliarios SA	22,900	94,895
		1,397,992
Canada (0.5%):
Energy (0.5%):
Parex Resources, Inc.	8,431	125,487
Chile (0.0%): (a)
Financials (0.0%):
Banco de Credito e Inversiones SA	1	29
China (32.1%):
Communication Services (4.7%):
Baidu, Inc., Class A (b)	15,784	225,105
Tencent Holdings Ltd.	23,530	997,738
		1,222,843
Consumer Discretionary (11.2%):
Alibaba Group Holding Ltd. (b)	74,848	821,348
BYD Co. Ltd., Class H	10,500	257,622
Fuyao Glass Industry Group Co. Ltd., Class A	27,400	137,976
Hisense Home Appliances Group Co. Ltd., Class A	72,500	137,095
JD.com, Inc., Class A	21,306	594,826

See notes to financial statements.

10

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Meituan, Class B (b) (c)	21,400	$474,162
Pinduoduo, Inc., ADR (b)	4,782	389,972
Yadea Group Holdings Ltd. (c)	74,000	123,216
		2,936,217
Consumer Staples (2.5%):
Chacha Food Co. Ltd., Class A	26,500	190,203
Chenguang Biotech Group Co. Ltd., Class A	58,000	147,612
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	34,100	151,641
Tongwei Co. Ltd., Class A	27,700	153,320
		642,776
Energy (1.2%):
PetroChina Co. Ltd., Class H	680,000	310,637
Financials (3.2%):
China Merchants Bank Co. Ltd., Class H	39,500	218,600
CITIC Securities Co. Ltd., Class A	45,200	129,164
Industrial & Commercial Bank of China Ltd., Class H	655,000	335,962
PICC Property & Casualty Co. Ltd., Class H	170,000	160,744
		844,470
Health Care (2.8%):
CSPC Pharmaceutical Group Ltd.	224,000	233,214
Hygeia Healthcare Holdings Co. Ltd. (b) (c)	27,000	192,650
Pharmaron Beijing Co. Ltd., Class H (c)	17,700	121,630
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	4,400	199,544
		747,038
Industrials (1.2%):
China Railway Group Ltd., Class H	323,000	169,612
Xinte Energy Co. Ltd., Class H	75,600	139,341
		308,953
Information Technology (1.8%):
Glodon Co. Ltd., Class A	21,700	186,767
Luxshare Precision Industry Co. Ltd., Class A	37,800	172,240
WUS Printed Circuit Kunshan Co. Ltd., Class A	68,320	116,827
		475,834
Materials (1.8%):
Shandong Nanshan Aluminum Co. Ltd., Class A	316,600	148,482
Tianqi Lithium Corp., Class A (b)	11,400	129,298
Wanhua Chemical Group Co. Ltd., Class A	14,300	190,141
		467,921
Real Estate (1.1%):
Longfor Group Holdings Ltd. (c)	56,500	173,870
Seazen Group Ltd. (b)	288,000	105,415
		279,285

See notes to financial statements.

11

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Utilities (0.6%):
China Longyuan Power Group Corp. Ltd., Class H	129,000	$156,820
		8,392,794
Greece (1.8%):
Financials (0.7%):
National Bank of Greece SA (b)	46,204	185,256
Industrials (1.1%):
Mytilineos SA	12,882	279,830
		465,086
Hong Kong (1.5%):
Consumer Discretionary (0.6%):
Bosideng International Holdings Ltd.	362,000	171,551
Real Estate (0.9%):
China Resources Land Ltd.	50,000	227,482
		399,033
India (14.3%):
Consumer Discretionary (1.9%):
Mahindra & Mahindra Ltd.	24,622	370,700
Raymond Ltd.	6,459	114,635
		485,335
Consumer Staples (1.5%):
Dabur India Ltd.	24,804	168,060
Varun Beverages Ltd.	14,135	225,591
		393,651
Financials (5.4%):
Axis Bank Ltd.	18,335	206,348
Cholamandalam Investment & Finance Co. Ltd.	35,108	306,204
ICICI Bank Ltd., ADR	32,270	706,390
Manappuram Finance Ltd.	145,637	204,268
		1,423,210
Health Care (1.0%):
Apollo Hospitals Enterprise Ltd.	4,735	255,886
Industrials (1.8%):
Larsen & Toubro Ltd.	18,347	461,167
Information Technology (1.5%):
Infosys Ltd., ADR	16,476	296,733
WNS Holdings Ltd., ADR (b)	1,314	105,107
		401,840
Materials (0.5%):
JK Paper Ltd.	28,973	142,924
Utilities (0.7%):
Power Grid Corp. of India Ltd.	71,508	184,373
		3,748,386

See notes to financial statements.

12

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Indonesia (1.8%):
Energy (0.6%):
PT Adaro Energy Indonesia Tbk	631,800	$156,530
Financials (1.2%):
PT Bank Mandiri Persero Tbk	486,800	310,480
		467,010
Korea, Republic Of (14.3%):
Communication Services (2.0%):
JYP Entertainment Corp.	5,774	310,211
KT Corp.	7,553	202,174
		512,385
Consumer Discretionary (2.1%):
Hyundai Mobis Co. Ltd.	979	155,300
Kia Corp.	3,477	163,607
Shinsegae, Inc.	1,320	230,791
		549,698
Consumer Staples (0.3%):
BGF retail Co. Ltd.	512	85,691
Financials (2.6%):
Hana Financial Group, Inc.	8,141	271,110
Samsung Securities Co. Ltd.	6,905	172,349
Woori Financial Group, Inc.	26,713	244,051
		687,510
Health Care (0.9%):
Samsung Biologics Co. Ltd. (b) (c)	341	221,741
Industrials (0.5%):
CJ Corp.	2,065	137,952
Information Technology (5.9%):
Innox Advanced Materials Co. Ltd.	5,468	131,720
Samsung Electro-Mechanics Co. Ltd.	1,706	177,187
Samsung Electronics Co. Ltd.	21,767	955,500
SK Hynix, Inc.	4,552	271,612
		1,536,019
		3,730,996
Malaysia (1.5%):
Financials (0.9%):
Public Bank Bhd	233,600	229,318
Materials (0.6%):
Petronas Chemicals Group Bhd	78,800	154,110
		383,428
Mexico (3.3%):
Consumer Discretionary (0.5%):
Alsea SAB de CV (b)	68,364	129,344

See notes to financial statements.

13

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Consumer Staples (0.8%):
Fomento Economico Mexicano SAB de CV, ADR	2,756	$215,299
Financials (1.4%):
Grupo Financiero Banorte SAB de CV, Class O	48,865	350,922
Industrials (0.6%):
Grupo Aeroportuario del Pacifico SAB de CV, Class B	11,591	166,082
		861,647
Netherlands (0.0%): (a)
Real Estate (0.0%):
NEPI Rockcastle NV	1	6
Peru (0.9%):
Financials (0.9%):
Credicorp Ltd.	1,731	234,828
Qatar (0.6%):
Industrials (0.6%):
Industries Qatar QSC	43,447	153,368
Russian Federation (0.0%): (a)
Consumer Staples (0.0%):
Magnit PJSC (b) (d) (e) (f) (g)	2,805	35
Energy (0.0%):
Gazprom PJSC (b) (d) (e) (f) (g)	117,150	3,846
Rosneft Oil Co. PJSC, GDR (b) (d) (e) (f) (g)	48,095	2,253
		6,099
Financials (0.0%):
Sberbank of Russia PJSC, ADR (b) (d) (e) (f) (g)	31,735	212
		6,346
Saudi Arabia (2.8%):
Financials (1.2%):
The Saudi National Bank	22,530	303,324
Materials (1.6%):
SABIC Agri-Nutrients Co.	6,981	272,563
Saudi Arabian Mining Co. (b)	8,658	148,680
		421,243
		724,567
South Africa (2.5%):
Communication Services (1.0%):
MTN Group Ltd.	34,543	258,153
Financials (1.0%):
Absa Group Ltd.	23,174	263,319
Industrials (0.5%):
The Bidvest Group Ltd.	10,253	128,774
		650,246

See notes to financial statements.

14

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares		Value
Taiwan (12.2%):
Consumer Discretionary (0.7%):
Fulgent Sun International Holding Co. Ltd.	39,000		$192,265
Health Care (0.9%):
Lotus Pharmaceutical Co. Ltd.	17,000		135,661
Universal Vision Biotechnology Co. Ltd.	10,200		99,019
			234,680
Information Technology (10.2%):
Gold Circuit Electronics Ltd.	71,600		201,194
Hon Hai Precision Industry Co. Ltd.	81,000		262,569
Taiwan Semiconductor Manufacturing Co. Ltd.	126,259		1,833,927
Unimicron Technology Corp.	24,000		93,183
Wiwynn Corp.	11,000		284,552
			2,675,425
Materials (0.4%):
Formosa Plastics Corp.	37,000		104,353
			3,206,723
Thailand (1.3%):
Materials (0.7%):
Indorama Ventures PCL	161,500		189,658
Real Estate (0.6%):
AP Thailand PCL	440,200		147,348
			337,006
Turkey (0.0%): (a)
Consumer Discretionary (0.0%):
Yatas Yatak ve Yorgan Sanayi ve Ticaret A/S	—	(h)	1
United Kingdom (1.4%):
Materials (1.4%):
Anglo American PLC	5,332		208,756
Mondi PLC	9,569		161,786
			370,542
United States (0.5%):
Consumer Discretionary (0.5%):
Samsonite International SA (b) (c)	53,700		141,009
Total Common Stocks (Cost $25,921,627)			25,796,530
Total Investments (Cost $25,921,627) — 98.6%			25,796,530
Other assets in excess of liabilities — 1.4%			373,554
NET ASSETS — 100.00%			$26,170,084

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures

See notes to financial statements.

15

Victory Variable Insurance Funds Victory Sophus Emerging Markets VIP Series	Schedule of Portfolio Investments — continued December 31, 2022 approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $1,448,278 and amounted to 5.5% of net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of December 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2022, illiquid securities were less than 0.05% of net assets.

(f)  Restricted security due to trading restrictions. Russian sanctioned entity by the United States Government.

(g)  The following table details the earliest acquisition date and cost of the Fund's Russian sanctioned restricted securities at December 31, 2022.

Security Name	Acquisition Date	Cost
Magnit PJSC	9/16/2021	$219,033
Gazprom PJSC	7/28/2021	464,042
Rosneft Oil Co. PJSC, GDR	3/6/2020	298,051
Sberbank of Russia PJSC, ADR	11/11/2020	416,883

(h)  Rounds to less than 1.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

16

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2022
Victory Sophus Emerging Markets VIP Series
Assets:
Investments, at value (Cost $25,921,627)	$25,796,530
Foreign currency, at value (Cost $3,717)	3,717
Cash	43,383
Receivables:
Interest and dividends	159,988
Capital shares issued	111,458
Investments sold	165,720
Reclaims	497
From Adviser	6,385
Prepaid expenses	55
Total Assets	26,287,733
Liabilities:
Payables:
Capital shares redeemed	4,078
Accrued foreign capital gains taxes	26,398
Accrued expenses and other payables:
Investment advisory fees	22,536
Administration fees	1,517
Custodian fees	14,658
Transfer agent fees	8,274
Compliance fees	20
Trustees' fees	106
Other accrued expenses	40,062
Total Liabilities	117,649
Net Assets:
Capital	27,679,637
Total accumulated earnings/(loss)	(1,509,553)
Net Assets	$26,170,084
Shares (unlimited shares authorized with a par value of $0.001 per share):	2,659,652
Net asset value:	$9.84

See notes to financial statements.

17

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2022
Victory Sophus Emerging Markets VIP Series
Investment Income:
Dividends	$1,112,658
Non-cash dividends	50,080
Interest	533
Securities lending (net of fees)	1,016
Foreign tax withholding	(121,714)
Total Income	1,042,573
Expenses:
Investment advisory fees	305,140
Administration fees	16,603
Sub-Administration fees	16,965
Custodian fees	56,413
Transfer agent fees	35,322
Trustees' fees	3,481
Compliance fees	249
Legal and audit fees	13,033
Other expenses	42,302
Recoupment of prior expenses waived/reimbursed by Adviser	3,400
Total Expenses	492,908
Expenses waived/reimbursed by Adviser	(81,408)
Net Expenses	411,500
Net Investment Income (Loss)	631,073
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(1,888,566)
Foreign taxes on realized gains	(18,613)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(6,979,068)
Net change in unrealized appreciation/depreciation on foreign capital gains taxes	31,306
Net realized/unrealized gains (losses) on investments	(8,854,941)
Change in net assets resulting from operations	$(8,223,868)

See notes to financial statements.

18

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$631,073	$301,435
Net realized gains (losses)	(1,907,179)	6,044,584
Net change in unrealized appreciation/depreciation	(6,947,762)	(7,912,136)
Change in net assets resulting from operations	(8,223,868)	(1,566,117)
Change in net assets resulting from distributions to shareholders	(6,300,829)	(1,038,915)
Change in net assets resulting from capital transactions	2,680,527	(4,400,240)
Change in net assets	(11,844,170)	(7,005,272)
Net Assets:
Beginning of period	38,014,254	45,019,526
End of period	$26,170,084	$38,014,254
Capital Transactions:
Proceeds from shares issued	$825,133	$2,584,480
Distributions reinvested	6,300,829	1,038,915
Cost of shares redeemed	(4,445,435)	(8,023,635)
Change in net assets resulting from capital transactions	$2,680,527	$(4,400,240)
Share Transactions:
Issued	62,810	139,367
Reinvested	623,161	63,135
Redeemed	(328,009)	(435,096)
Change in Shares	357,962	(232,594)

See notes to financial statements.

19

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sophus Emerging Markets VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$16.52	$17.76	$15.73	$13.59	$18.79
Investment Activities:
Net investment income (loss) (a)	0.29	0.13	0.07	0.29	0.20
Net realized and unrealized gains (losses)	(3.95)	(0.91)	2.42	2.85	(3.79)
Total from Investment Activities	(3.66)	(0.78)	2.49	3.14	(3.59)
Distributions to Shareholders From:
Net investment income	(0.09)	(0.16)	(0.32)	(0.16)	(0.14)
Net realized gains from investments	(2.93)	(0.30)	(0.14)	(0.84)	(1.47)
Total Distributions to Shareholders	(3.02)	(0.46)	(0.46)	(1.00)	(1.61)
Net Asset Value, End of Period	$9.84	$16.52	$17.76	$15.73	$13.59
Total Return (b) (c)	(22.46)%	(4.42)%	16.02%	23.28%	(18.97)%
Ratios to Average Net Assets:
Net Expenses (d)	1.35%	1.35%	1.35%	1.35%	1.34%
Net Investment Income (Loss)	2.07%	0.68%	0.49%	1.93%	1.12%
Gross Expenses (d)	1.62%	1.53%	1.48%	1.40%	1.34%
Supplemental Data:
Net Assets at end of period (000's)	$26,170	$38,014	$45,020	$44,571	$42,385
Portfolio Turnover	53%	85%	96%	91%	105%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

See notes to financial statements.

20

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2022

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of six funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of Victory Sophus Emerging Markets VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Victory Capital Management Inc. ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$3,119,538	$22,670,646	$6,346	$25,796,530
Total	$3,119,538	$22,670,646	$6,346	$25,796,530

As of December 31, 2022, there were no significant transfers into/out of Level 3. The transfers into Level 3 investments for the Fund were immaterial, although the change in unrealized appreciation/(depreciation) on these investments was $(1,639,568). These securities were impacted by the invasion of Ukraine and sanctions on market conditions in Russia. From the start of the conflict in Ukraine until December 31, 2022, Russian-held investments were valued at an approximately 99 percent discount from their last traded prices.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. For the year ended December 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of December 31, 2022, the Fund did not have any securities on loan.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$16,232,291	$19,247,435

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limit (excluding voluntary waivers) is 1.35%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$47,293	$78,687	$81,408	$207,388

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general, economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

26

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. The Fund is not expecting any material financial impact of transition from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

27

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2022			Year Ended December 31, 2021
Distributions Paid From:			Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,022,253	$3,278,576	$6,300,829	$354,923	$683,992	$1,038,915

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$819,244	$819,244	$(1,856,226)	$(472,571)	$(1,509,553)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of December 31, 2022, the Fund had net capital loss carryforwards as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1,514,153	$342,073	$1,856,226

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$26,217,852	$4,258,183	$(4,679,505)	$(421,322)

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory Sophus Emerging Markets VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2023

29

Victory Variable Insurance Funds	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 6 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, October 1951	Trustee	February 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* August 1951	Trustee	February 2005	Retired.	None.
Dennis M. Bushe, January 1944	Trustee	July 2016	Retired.	None.

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Timothy Pettee, April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp. (January 2003-July 2021).	None.
Leigh A. Wilson, December 1944	Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** May 1972	Trustee	May 2008

Chief Executive Officer and Chairman (since 2013), the Adviser; Chief Executive Officer and Chairman (since 2013), Victory Capital Holdings, Inc.; Director (since 2013), Victory Capital Services, Inc.; Director (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015)
Thomas Dusenberry, July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016)
Christopher A. Ponte, March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Sean Fox, September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Charles Booth, April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007).
Jay G. Baris, January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
$1,000.00	$957.30	$1,018.40	$6.66	$6.87	1.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2022, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 21%.

For the year ended December 31, 2022, the Fund designated short-term capital gain distributions in the amount of $2,783,235.

For the year ended December 31, 2022, the Fund designated long-term capital gain distributions in the amount of $3,278,576.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per shares outstanding on December 31, 2022, were $0.42 and $0.05, respectively.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 6, 2022. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 18, 2022 and December 6, 2022. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board also considered a memorandum that it requested the Adviser to prepare that addressed the Fund's total net expense ratio that ranked within the fourth quartile (most expensive) in relation to its peers as evaluated by a consultant. The Adviser reviewed additional relevant circumstances, which included, among other things, the Fund's performance, and small or decreasing assets.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained an independent, third-party consultant to provide comparative information about fees, expenses and performance, and to design and maintain a database of relevant information designed to assist the Board in retrieving and analyzing comparative information. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed and outperformed the peer group median for all of the periods reviewed.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which entails a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing and supporting quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

36

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SEMVIP-AR (12/22)

December 31, 2022

Annual Report

Victory Variable Insurance Funds

Victory High Yield VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Managers' Commentary (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Supplemental Information (Unaudited)
Trustee and Officer Information	28
Proxy Voting and Portfolio Holdings Information	31
Expense Example	31
Additional Federal Income Tax Information	32
Advisory Contract Renewal	33
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

3

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory High Yield VIP Series

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Riskier asset classes were punished in 2022, with the S&P 500® Index returning -18.11% for the year and multiple fixed income classes registering their worst returns ever. The 10-year U.S. Treasury returned -16.5%, the Bloomberg US Aggregate Bond Index returned -13.01% and the Bloomberg U.S. Corporate High Yield Index (the "Index") returned -11.19%. The year started with duration risk concerns, quickly passed to geo-political risks and faced steep inflation and recession worries the remainder of the year. U.S. high yield bonds outperformed U.S. Treasury bonds and investment-grade debt on shorter duration metrics and higher current yields even in a year of spread widening.

The U.S. Federal Reserve had to play catch up all year with rising rates against persistent inflation pressure. Economic growth slowed, and despite full employment, the corporate earnings results were choppy. Labor shortages and wage pressure, more supply chain imbalances, resurging COVID-19 implications and uneven fiscal policy responses all weighed heavily at different intervals throughout the year.

Through it all, companies in the below-investment-grade space reported decent earnings, considering the factors above and improved their credit metrics. Credit rating downgrades increased after the 18-month upgrade cycle post COVID-19, and the default rate inched higher but remains well below long-term averages.

The default rate typically has been the biggest driver of returns in the below-investment-grade space, and we agree with strategists' calls for it to continue higher in 2023 but not to levels of previous recessions or non-recessionary averages.

How did Victory High Yield VIP Series (the "Fund") perform during the reporting period?

The Fund returned -13.55% for the fiscal year ended December 31, 2022, underperforming the Index, which returned -11.19% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's management team takes a bottom-up and credit-by-credit approach to evaluating investments. We look for companies with strong free cash flow or situations in which our analysis finds less risk and more potential positive catalysts than the market is pricing in. We combine this credit selection with our larger market views, favoring some sectors for their cyclical strength during an economic rebound and others because of more secular, long-term trends.

The Fund had exposure to some sectors that were particularly volatile at certain times during the year. An overweight and security selection in the Health Care sector detracted from performance relative to the Index, which is normally a very defensive sector during pre-recessionary periods. Revenues and demand were not the issues, but labor shortages and severe wage inflation were. Select investments in the Consumer Products and Building Materials sectors also hindered the Fund's relative performance. However, security selection in the Energy and Retail sectors contributed to the Fund's performance in addition to exposure in the out-of-index floating rate loan asset class to capture the rising coupon rate.

5

Victory High Yield VIP Series

Managers' Commentary (continued)

Even as volatility remains high and concern is mounting for a recessionary environment, we still believe there are attractive opportunities in U.S. high yield bonds. The high trailing 12-month yield of 8.15%, combined with total return potential of bonds trading, help to mitigate many of these risks. We expect default rates will rise but not spike, from a starting point of strong credit fundamentals and investor demand for yield.

6

Victory High Yield VIP Series

Victory High Yield VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class I
INCEPTION DATE	9/13/99
	Net Asset Value	Bloomberg U.S. Corporate High Yield Index[1]
One Year	–13.55%	–11.19%
Five Year	2.80%	2.31%
Ten Year	3.96%	4.03%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory High Yield VIP Series — Growth of $10,000

1The Bloomberg U.S. Corporate High Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high yield debt market. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

Victory Variable Insurance Funds Victory High Yield VIP Series	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide current income. Capital appreciation is a secondary objective.

Asset Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares or Principal Amount	Value
Common Stocks (0.4%)
Communication Services (0.3%):
Altice USA, Inc., Class A (a)	4,380	$20,148
iHeartMedia, Inc., Class A (a)	3,500	21,455
Sinclair Broadcast Group, Inc., Class A	1,800	27,918
		69,521
Health Care (0.1%):
Surgery Partners, Inc. (a)	939	26,161
Total Common Stocks (Cost $194,694)		95,682
Senior Secured Loans (20.2%)
Air Medical Group Holdings, Inc., Incremental Term Loan B, First Lien, 8.32% (LIBOR01M+425bps), 3/14/25, Callable 2/5/23 @ 100 (d)	$493,569	347,349
Bausch Health Cos., Inc., Second Amendment Term Loan, First Lien, 9.57% (SOFR01M+525bps), 2/1/27, Callable 2/5/23 @ 100 (d)	243,750	184,438
Caesars Resort Collection LLC, Term B-1 Loans, First Lien, 7.57% (LIBOR01M+350bps), 6/19/25, Callable 2/5/23 @ 100 (d)	139,514	139,038
Chariot Buyer LLC, Initial Term Loans, First Lien, 7.32% (LIBOR01M+350bps), 11/3/28, Callable 2/5/23 @ 100 (d)	198,500	186,755
Clear Channel Outdoor Holdings, Inc., Term B Loan, First Lien, 7.91% (LIBOR03M+350bps), 8/21/26 (d)	249,356	226,647
Covis Pharma Holdings S.a.r.l., Dollar Term B Loans, First Lien, 10.05% (SOFR03M+650bps), 2/14/27 (d)	240,625	129,938
Delta Air Lines, Inc. and Skymiles IP Ltd., Initial Term Loan, First Lien, 7.99% (LIBOR03M+375bps), 10/20/27, Callable 9/23/23 @ 104 (d)	375,000	381,750
Diamond Sports Group LLC, Term Loan, First Lien, 12.32% (SOFR01M+800bps), 5/25/26 (d)	37,659	35,557
Diamond Sports Group LLC, Term Loan, Second Lien, 7.57% (SOFR01M+335bps), 8/24/26 (d)	420,750	50,490
Envision Healthcare Corp., First Out Term Loan, First Lien, 11.91% (SOFR03M+788bps), 7/22/27 (d)	24,894	22,062
Envision Healthcare Corp., Third Out term Loans, First Lien, 7.87% (SOFR03M+375bps), 3/31/27 (d)	69,122	17,280
Great Outdoors Group LLC, Term B1, First Lien, 7.82% (LIBOR01M+375bps), 3/5/28, Callable 2/9/23 @ 100 (d)	245,023	234,916
Intelsat Jackson Holdings SA, Term B loan, First Lien, 7.19% (SOFR06M+425bps), 2/1/29, Callable 2/5/23 @ 100 (d)	285,652	275,246
Jo-Ann Stores LLC, Term B-1 Loan, First Lien, 9.08% (LIBOR03M+475bps), 6/30/28, Callable 2/5/23 @ 100 (d)	246,875	165,819
Knight Health Holdings LLC, Term B Loans, First Lien, 9.32% (LIBOR01M+525bps), 12/17/28 (d)	495,000	288,338
LifeScan Global Corp., Initial Term Loan, First Lien, 9.74% (LIBOR03M+600bps), 10/1/24, Callable 2/5/23 @ 100 (d)	360,000	258,098
Neptune BidCo US, Inc., Dollar Term B Loan, First Lien, 4/11/29 (e)	125,000	111,329
Petco Health and Wellness Co., Inc., Initial Term Loans, First Lien, 6.92% (LIBOR03M+325bps), 2/25/28, Callable 2/5/23 @ 100 (d)	393,000	381,006
PetSmart, Inc., Initial Term Loans, First Lien, 7.82% (LIBOR01M+375bps), 2/12/28, Callable 2/5/23 @ 100 (d)	74,063	72,326

See notes to financial statements.

9

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
Radiology Partners, Inc., Term Loan New, First Lien, 8.64% (LIBOR01M+425bps), 7/9/25, Callable 2/5/23 @ 100 (d)	$250,000	$209,062
SWF Holdings Corp. I, Initial Term Loans, First Lien, 8.75% (LIBOR03M+400bps), 10/6/28, Callable 2/5/23 @ 100 (d)	397,000	323,357
The Michaels Cos., Inc., Term B Loans, First Lien, 7.92% (LIBOR03M+425bps), 4/15/28, Callable 2/5/23 @ 100 (d)	295,500	254,295
United Airlines, Inc., Class B Term Loans, First Lien, 8.11% (LIBOR03M+375bps), 4/21/28, Callable 2/5/23 @ 102 (d)	171,938	169,455
Total Senior Secured Loans (Cost $5,464,870)		4,464,551
Corporate Bonds (69.0%)
Communication Services (10.7%):
CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88 (b)	250,000	141,355
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26, Callable 2/6/23 @ 103.38 (b) (c)	452,000	379,612
Entercom Media Corp., 6.75%, 3/31/29, Callable 3/31/24 @ 103.38 (b)	200,000	35,384
Gray Television, Inc.
7.00%, 5/15/27, Callable 1/17/23 @ 105.25 (b)	250,000	222,050
4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (b)	250,000	180,888
iHeartCommunications, Inc., 8.38%, 5/1/27, Callable 1/23/23 @ 104.19 (c)	350,000	298,095
Nexstar Broadcasting, Inc., 5.63%, 7/15/27, Callable 1/17/23 @ 104.22 (b)	500,000	459,225
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (b) (c)	250,000	175,002
TEGNA, Inc., 5.00%, 9/15/29, Callable 9/15/24 @ 102.5	500,000	473,340
		2,364,951
Consumer Discretionary (22.2%):
Academy Ltd., 6.00%, 11/15/27, Callable 11/15/23 @ 103 (b)	200,000	192,110
American Axle & Manufacturing, Inc., 5.00%, 10/1/29, Callable 10/1/24 @ 102.5	500,000	401,040
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, 3/1/29, Callable 3/1/24 @ 102.69 (b) (c)	500,000	429,300
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 1/23/23 @ 102.94	400,000	352,756
Caesars Entertainment, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (b)	250,000	245,865
Cinemark USA, Inc., 5.25%, 7/15/28, Callable 7/15/24 @ 102.63 (b)	250,000	185,695
Ford Motor Co., 6.10%, 8/19/32, Callable 5/19/32 @ 100	500,000	463,230
LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13 (b)	200,000	129,712
Life Time, Inc., 5.75%, 1/15/26, Callable 2/6/23 @ 102.88 (b)	250,000	233,035
MGM Resorts International, 5.50%, 4/15/27, Callable 1/15/27 @ 100	250,000	232,370
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 2/1/30, Callable 2/1/25 @ 102.75 (b)	100,000	80,353
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 8.50%, 5/15/27, Callable 2/6/23 @ 104.25 (b)	500,000	489,160
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 9/1/29, Callable 9/1/24 @ 102.81 (b)	200,000	147,158
5.88%, 9/1/31, Callable 9/1/26 @ 102.98 (b)	400,000	282,188
Scientific Games Holdings LP/Scientific Games US FinCo., Inc., 6.63%, 3/1/30, Callable 3/1/25 @ 103.31 (b)	250,000	211,102
The Hertz Corp., 5.00%, 12/1/29, Callable 12/1/24 @ 102.5 (b)	500,000	379,225

See notes to financial statements.

10

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
The Michaels Cos., Inc., 7.88%, 5/1/29, Callable 5/1/24 @ 103.94 (b) (c)	$200,000	$134,978
Viking Cruises Ltd., 13.00%, 5/15/25, Callable 1/23/23 @ 109.75 (b)	300,000	318,006
		4,907,283
Consumer Staples (0.2%):
Simmons Foods, Inc./Simmons prepared Foods, Inc./Simmons Pet Food, Inc./ Simmons Feed, 4.63%, 3/1/29, Callable 3/1/24 @ 102.31 (b)	50,000	40,912
Energy (8.0%):
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 6/15/29, Callable 6/15/24 @ 102.69 (b)	50,000	45,737
Antero Resources Corp., 7.63%, 2/1/29, Callable 2/1/24 @ 103.81 (b)	50,000	50,649
Callon Petroleum Co., 7.50%, 6/15/30, Callable 6/15/25 @ 103.75 (b) (c)	250,000	229,505
CITGO Holding, Inc., 9.25%, 8/1/24, Callable 2/6/23 @ 102.31 (b)	500,000	501,485
CITGO Petroleum Corp., 7.00%, 6/15/25, Callable 2/6/23 @ 103.5 (b)	250,000	244,378
Comstock Resources, Inc., 6.75%, 3/1/29, Callable 3/1/24 @ 103.38 (b)	250,000	225,712
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 2/15/28, Callable 2/15/23 @ 103	250,000	221,255
Talos Production, Inc., 12.00%, 1/15/26, Callable 1/23/23 @ 106	250,000	263,730
		1,782,451
Financials (3.8%):
AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44 (b)	150,000	128,785
Compass Group Diversified Holdings LLC, 5.25%, 4/15/29, Callable 4/15/24 @ 102.63 (b)	200,000	171,510
Gray Escrow II, Inc., 5.38%, 11/15/31, Callable 11/15/26 @ 102.69 (b)	125,000	90,469
Midas OpCo Holdings LLC, 5.63%, 8/15/29, Callable 8/15/24 @ 102.81 (b)	250,000	206,098
Victors Merger Corp., 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (b) (c)	200,000	110,590
White Capital Parent LLC, 8.25%, 3/15/26, Callable 2/6/23 @ 102 (b)	150,000	129,601
		837,053
Health Care (5.8%):
Air Methods Corp., 8.00%, 5/15/25, Callable 2/6/23 @ 100 (b)	350,000	20,006
CHS/Community Health Systems, Inc., 6.13%, 4/1/30, Callable 4/1/25 @ 103.06 (b)	300,000	151,056
Cloud Software Group Holdings, Inc., 6.50%, 3/31/29, Callable 9/30/25 @ 103.25 (b)	250,000	211,688
LifePoint Health, Inc., 5.38%, 1/15/29, Callable 1/15/24 @ 102.69 (b)	350,000	198,145
Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/6/23 @ 104.63 (b) (c)	300,000	168,708
Team Health Holdings, Inc., 6.38%, 2/1/25, Callable 1/23/23 @ 100 (b) (c)	350,000	202,226
Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (b)	300,000	269,211
U.S. Renal Care, Inc., 10.63%, 7/15/27, Callable 2/6/23 @ 105.31 (b)	300,000	63,051
		1,284,091
Industrials (15.1%):
Ahern Rentals, Inc., 7.38%, 5/15/23 (b)	425,000	425,000
American Airlines, Inc., 11.75%, 7/15/25 (b)	250,000	268,960
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/29 (b)	150,000	137,229
Aramark Services, Inc., 6.38%, 5/1/25, Callable 2/6/23 @ 103.19 (b)	250,000	247,540
Chart Industries, Inc., 7.50%, 1/1/30, Callable 1/1/26 @ 103.75 (b)	125,000	125,519
Madison IAQ LLC, 5.88%, 6/30/29, Callable 6/30/24 @ 102.94 (b)	200,000	137,568
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25 (b)	225,015	224,193
NESCO Holdings II, Inc., 5.50%, 4/15/29, Callable 4/15/24 @ 102.75 (b)	100,000	88,175
Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75 (b)	500,000	437,050

See notes to financial statements.

11

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Principal Amount	Value
SRS Distribution, Inc.
6.13%, 7/1/29, Callable 7/1/24 @ 103.06 (b)	$125,000	$101,456
6.00%, 12/1/29, Callable 12/1/24 @ 103 (b)	150,000	119,967
TransDigm, Inc., 4.63%, 1/15/29, Callable 1/15/24 @ 102.31	325,000	285,571
Triumph Group, Inc., 6.25%, 9/15/24, Callable 2/6/23 @ 100 (b) (c)	175,000	165,426
United Rentals North America, Inc., 6.00%, 12/15/29, Callable 12/15/25 @ 103 (b)	250,000	248,750
Wabash National Corp., 4.50%, 10/15/28, Callable 10/15/24 @ 102.25 (b)	100,000	84,795
WESCO Distribution, Inc., 7.25%, 6/15/28, Callable 6/15/23 @ 103.63 (b)	250,000	253,462
		3,350,661
Information Technology (0.6%):
Black Knight InfoServ LLC, 3.63%, 9/1/28, Callable 9/1/23 @ 101.81 (b)	150,000	130,800
Materials (1.8%):
Allegheny Technologies, Inc., 5.13%, 10/1/31, Callable 10/1/26 @ 102.56	250,000	219,353
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 6/15/28, Callable 6/15/24 @ 103.06 (b)	200,000	179,734
		399,087
Real Estate (0.8%):
Adams Homes, Inc., 7.50%, 2/15/25, Callable 1/23/23 @ 103.75 (b)	200,000	169,750
Total Corporate Bonds (Cost $18,199,442)		15,267,039
Yankee Dollars (5.9%)
Communication Services (0.8%):
Telesat Canada/Telesat LLC, 5.63%, 12/6/26, Callable 12/6/23 @ 102.81 (b)	400,000	186,948
Energy (0.9%):
TechnipFMC PLC, 6.50%, 2/1/26, Callable 2/6/23 @ 103.25 (b)	200,000	195,402
Industrials (3.1%):
Bombardier, Inc., 7.88%, 4/15/27, Callable 2/6/23 @ 103.94 (b)	400,000	389,428
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 2/6/23 @ 101.94 (b)	250,000	225,752
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.38%, 2/1/30, Callable 2/1/25 @ 103.19 (b)	100,000	80,330
		695,510
Information Technology (0.8%):
ION Trading Technologies Sarl, 5.75%, 5/15/28, Callable 5/15/24 @ 102.88 (b)	200,000	166,944
Materials (0.3%):
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.13%, 4/1/29, Callable 4/1/24 @ 102.56 (b)	100,000	64,840
Total Yankee Dollars (Cost $1,602,076)		1,309,644

See notes to financial statements.

12

Victory Variable Insurance Funds Victory High Yield VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Collateral for Securities Loaned (12.5%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (f)	693,159	$693,159
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (f)	698,199	698,199
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (f)	698,199	698,199
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (f)	683,079	683,079
Total Collateral for Securities Loaned (Cost $2,772,636)		2,772,636
Total Investments (Cost $28,233,718) — 108.0%		23,909,552
Liabilities in excess of other assets — (8.0)%		(1,770,801)
NET ASSETS — 100.00%		$22,138,751

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $13,365,943 and amounted to 60.4% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2022.

(e)  The rates for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

(f)  Rate disclosed is the daily yield on December 31, 2022.

bps — Basis points

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

SOFR01M — 1 Month SOFR, rate disclosed as of December 31, 2022.

SOFR03M — 3 Month SOFR, rate disclosed as of December 31, 2022.

SOFR06M — 6 Month SOFR, rate disclosed as of December 31, 2022.

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2022
	Victory High Yield VIP Series
Assets:
Investments, at value (Cost $28,233,718)	$23,909,552	(a)
Cash	574,309
Receivables:
Interest and dividends	418,766
Capital shares issued	1,074
Investments sold	94,975
From Adviser	3,239
Prepaid expenses	41
Total Assets	25,001,956
Liabilities:
Payables:
Collateral received on loaned securities	2,772,636
Investments purchased	50,000
Accrued expenses and other payables:
Investment advisory fees	11,491
Administration fees	1,223
Custodian fees	2,198
Transfer agent fees	5,741
Compliance fees	17
Trustees' fees	105
Other accrued expenses	19,794
Total Liabilities	2,863,205
Net Assets:
Capital	28,382,424
Total accumulated earnings/(loss)	(6,243,673)
Net Assets	$22,138,751
Shares (unlimited shares authorized with a par value of $0.001 per share):	3,740,773
Net asset value:	$5.92

(a)  Includes $2,080,274 of securities on loan.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2022
Victory High Yield VIP Series
Investment Income:
Dividends	$3,692
Interest	1,837,479
Securities lending (net of fees)	26,828
Total Income	1,867,999
Expenses:
Investment advisory fees	150,725
Administration fees	13,673
Sub-Administration fees	17,519
Custodian fees	8,847
Transfer agent fees	25,908
Trustees' fees	3,078
Compliance fees	203
Legal and audit fees	14,681
Other expenses	18,516
Recoupment of prior expenses waived/reimbursed by Adviser	899
Total Expenses	254,049
Expenses waived/reimbursed by Adviser	(30,665)
Net Expenses	223,384
Net Investment Income (Loss)	1,644,615
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(614,500)
Net change in unrealized appreciation/depreciation on investment securities	(4,817,916)
Net realized/unrealized gains (losses) on investments	(5,432,416)
Change in net assets resulting from operations	$(3,787,801)

See notes to financial statements.

15

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory High Yield VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$1,644,615	$1,622,349
Net realized gains (losses)	(614,500)	719,581
Net change in unrealized appreciation/depreciation	(4,817,916)	(602,913)
Change in net assets resulting from operations	(3,787,801)	1,739,017
Change in net assets resulting from distributions to shareholders	(1,678,774)	(1,738,466)
Change in net assets resulting from capital transactions	(2,410,705)	(103,585)
Change in net assets	(7,877,280)	(103,034)
Net Assets:
Beginning of period	30,016,031	30,119,065
End of period	$22,138,751	$30,016,031
Capital Transactions:
Proceeds from shares issued	$797,535	$3,641,373
Distributions reinvested	1,678,774	1,738,466
Cost of shares redeemed	(4,887,014)	(5,483,424)
Change in net assets resulting from capital transactions	$(2,410,705)	$(103,585)
Share Transactions:
Issued	118,537	473,954
Reinvested	280,263	235,884
Redeemed	(716,887)	(711,051)
Change in Shares	(318,087)	(1,213)

See notes to financial statements.

16

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory High Yield VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$7.40	$7.42	$7.36	$6.84	$6.86
Investment Activities:
Net investment income (loss) (a)	0.44	0.40	0.44	0.47	0.45
Net realized and unrealized gains (losses) on investments	(1.44)	0.03	0.14	0.62	(0.43)
Total from Investment Activities	(1.00)	0.43	0.58	1.09	0.02
Distributions to Shareholders From:
Net investment income	(0.48)	(0.45)	(0.52)	(0.57)	(0.04)
Total Distributions to Shareholders	(0.48)	(0.45)	(0.52)	(0.57)	(0.04)
Net Asset Value, End of Period	$5.92	$7.40	$7.42	$7.36	$6.84
Total Return (b) (c)	(13.55)%	5.85%	7.92%	15.89%	0.29%
Ratios to Average Net Assets:
Net Expenses (d)	0.89%	0.89%	0.89%	0.89%	0.83%
Net Investment Income (Loss)	6.55%	5.21%	6.10%	6.22%	6.38%
Gross Expenses (d)	1.01%	0.99%	1.04%	0.99%	0.83%
Supplemental Data:
Net Assets at end of period (000's)	$22,139	$30,016	$30,119	$30,739	$30,918
Portfolio Turnover	42%	75%	91%	60%	94%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

See notes to financial statements.

17

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2022
1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of six funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of Victory High Yield VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Victory Capital Management Inc. ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the valuation designee and subject to the oversight of the Board. The pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$95,682	$—	$—	$95,682
Senior Secured Loans	—	4,464,551	—	4,464,551
Corporate Bonds	—	15,267,039	—	15,267,039
Yankee Dollars	—	1,309,644	—	1,309,644
Collateral for Securities Loaned	2,772,636	—	—	2,772,636
Total	$2,868,318	$21,041,234	$—	$23,909,552

As of December 31, 2022, there were no transfers into/out of Level 3.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Loans:

Floating rate loans in which the Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

investments and may be, or become, illiquid. See note regarding below-investment-grade securities. The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

The Fund may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received. These amounts, if received, are included in Interest income on the Statement of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$2,080,274	$—	$2,772,636

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$10,068,660	$12,638,599

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue") with respect to the Fund. Park Avenue is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board. Sub-investment advisory fees, which are paid by VCM to Park Avenue, do not represent a separate or additional expense to the Fund.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limit (excluding voluntary waivers) is 0.89%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$42,463	$30,244	$30,665	$103,372

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

High-Yield/Junk Bond Risk — Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Floating Rate Loan Risk — Investments in floating rate loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. The receipt of principal and interest on some loans may be subject to the credit risk of a financial institution that issues or administers the loan. In certain circumstances, the Fund may not have the same protections available to investors under the federal securities laws. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

the sale of a loan for a substantial period of time after the sale. The secondary market for floating rate loans is limited and, thus, the Fund's ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. The terms of many floating rate loans and other instruments are tied to the London Interbank Offered Rate ("LIBOR"), which functions as a reference rate or benchmark. In March 2021, the UK Financial Conduct Authority (the "FCA"), which is the regulator of the LIBOR administrator, announced that LIBOR settings will cease to be provided by any administrator or will no longer be representative after specified dates, which will be June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six, and 12 month), and December 31, 2021, in all other cases (i.e., one week and two month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). The discontinuation of LIBOR may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events may adversely affect the Fund and its investments in such instruments.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month LIBOR plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month SOFR plus 1.10 percent. The Fund is not expecting any material financial impact of transition from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

25

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2022		Year Ended December 31, 2021
Distributions Paid From:		Distributions Paid From:
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$1,678,774	$1,678,774	$1,738,466	$1,738,466

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,670,339	$1,670,339	$(3,550,391)	$(4,363,621)	$(6,243,673)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to as-of trade activity.

As of December 31, 2022, the Fund had net capital loss carryforwards as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$672,880	$2,877,511	$3,550,391

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$28,273,173	$68,167	$(4,431,788)	$(4,363,621)

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory High Yield VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2023

27

Victory Variable Insurance Funds	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 6 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, October 1951	Trustee	February 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* August 1951	Trustee	February 2005	Retired.	None.
Dennis M. Bushe, January 1944	Trustee	July 2016	Retired.	None.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Timothy Pettee, April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp. (January 2003-July 2021).	None.
Leigh A. Wilson, December 1944	Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** May 1972	Trustee	May 2008

Chief Executive Officer and Chairman (since 2013), the Adviser; Chief Executive Officer and Chairman (since 2013), Victory Capital Holdings, Inc.; Director (since 2013), Victory Capital Services, Inc.; Director (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015)
Thomas Dusenberry, July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016)
Christopher A. Ponte, March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Sean Fox, September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Charles Booth, April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007).
Jay G. Baris, January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
$1,000.00	$1,007.40	$1,020.72	$4.50	$4.53	0.89%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2022, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of less than 1%.

Dividends qualified for corporate dividends received deductions of less than 1%.

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of the Fund (the "Advisory Agreement"), and the sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser"), on behalf of the Fund (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements"), at a meeting, which was called for that purpose, on December 6, 2022. The Board also considered information relating to the Fund and the Agreements provided throughout the year and, more specifically, at the meetings on October 18, 2022 and December 6, 2022. In considering whether to approve the Agreements, the Board requested, and the Adviser and provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreements should be continued. The Board reviewed numerous factors with respect to the Fund, including the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, shareholder services and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board also considered a memorandum that it requested the Adviser to prepare that addressed the Fund's total net expense ratio that ranked within the fourth quartile (most expensive) in relation to its peers as evaluated by a consultant. The Adviser reviewed additional relevant circumstances, which included, among other things, the Fund's performance, and small or decreasing assets.

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Sub-Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained an independent, third-party consultant to provide comparative information about fees, expenses and performance, and to design and maintain a database of relevant information designed to assist the Board in retrieving and analyzing comparative information. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered information concerning the fee paid to the Sub-Adviser under the Sub-Advisory Agreement. The Board considered the relative roles and responsibilities of the Adviser and the Sub-Adviser with respect to the Fund and noted that, among other things: (1) the sub-advisory fees for the Fund are paid by the Adviser and, therefore, are not a direct expense of the Fund; and (2) the Adviser supervises the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services. The Board reviewed fees and other information related to the Sub-Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to either increase or reduce its fee would have no direct impact on the Fund or its shareholders.

34

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index and considered the fact that the Fund underperformed both the benchmark index and peer group median for the one-year period, and outperformed both the benchmark index and the peer group median for the three-, five- and ten-year periods.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which entails a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing and supporting quality portfolio management teams;

•  The Adviser's oversight of the Sub-Adviser; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to Fund, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement

35

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

(including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The relative roles and responsibilities of the Adviser and the Sub-Adviser under the Sub-Advisory Agreement;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

36

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-HYVIP-AR (12/22)

December 31, 2022

Annual Report

Victory Variable Insurance Funds

Victory RS International VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary (Unaudited)	5
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Supplemental Information (Unaudited)
Trustee and Officer Information	27
Proxy Voting and Portfolio Holdings Information	30
Expense Example	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

3

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS International VIP Series

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

After posting strong gains in 2021, international equities (as measured by the MSCI EAFE Index (the "Index")) declined 14.45% over the year ended December 31, 2022, as persistent inflation, rising interest rates and fears of a possible recession weighed heavily on stocks. Russia's invasion of Ukraine and new outbreaks of COVID-19 in China unsettled markets in the first quarter of 2022, frustrating supply chains and exacerbating rising costs for food and fuel. Recession fears took hold in the second quarter as aggressive central bank action to combat inflation threatened economic growth, causing international equities to decline over 14% during the period. After a July rally, markets again turned negative, declining for a third consecutive quarter as central banks confirmed their intent to prioritize curbing inflation over promoting growth, increasing the likelihood of recession. In the fourth quarter, signs of peaking inflation, a deceleration of central bank rate hikes and the moderation of COVID-19-related restrictions in China invited cautious optimism from investors as international market returns finished up more than 17% for the period.

How did Victory RS International VIP Series (the "Fund") perform during the reporting period?

The Fund returned -15.81% for the fiscal year ended December 31, 2022, underperforming the Index, which returned -14.45% for the reporting period.

What strategies did you employ during the reporting period?

We employ a blended investment approach that relies on both rigorous quantitative techniques and experienced analyst judgement. At the heart of the investment process is our proprietary QVS (Quality, Value and Sentiment) Model (the "Model"), which is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. The Model helps us focus our resources, as we conduct additional research only on companies with the strongest Model recommendations. Making correct macro allocation calls can be immensely challenging; therefore, we do not forecast regional performance and seek to remain sector- and region-neutral in constructing our portfolios. In our view, stock selection can be far more impactful to strategy performance than allocation.

Negative stock selection in the Financials and Health Care sectors detracted from the Fund's performance relative to the Index for the period. On the other hand, stock selection was positive in the Information Technology and Real Estate sectors. From a regional perspective, negative stock selection in the United Kingdom and Asia/Pacific ex Japan detracted from relative results, while stock selection was positive in Europe. Country-level detractors included Italy, France and Denmark, while country contributors included the Netherlands, Germany and Hong Kong.

Individual detractors from relative performance for the period included United Kingdom-based specialty chemical manufacturer Croda International PLC, Japanese medical equipment supplier HOYA Corp., and French chemical producer Arkema SA.

Positive contributors to relative performance included Japanese video game publisher Capcom Co., Ltd., as well as multinational tobacco company Imperial Brands PLC and oil and gas provider BP PLC, both based in the United Kingdom.

5

Victory RS International VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class I
INCEPTION DATE	2/8/91
	Net Asset Value	MSCI EAFE Index[1]
One Year	–15.81%	–14.45%
Five Year	2.33%	1.54%
Ten Year	5.09%	4.67%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory RS International VIP Series — Growth of $10,000

1The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across Developed Markets countries around the world. The index reflects the reinvestment of dividends paid on the stocks constituting the index, net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

Victory Variable Insurance Funds Victory RS International VIP Series	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Nestle SA, Registered Shares	4.2%
Novo Nordisk A/S, Class B	3.4%
Roche Holding AG	3.3%
LVMH Moet Hennessy Louis Vuitton SE	3.2%
Novartis AG, Registered Shares	2.6%
Shell PLC	2.4%
BHP Group Ltd.	2.4%
Toyota Motor Corp.	2.2%
Siemens AG, Registered Shares	2.1%
Rio Tinto PLC	2.0%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (97.6%)
Australia (7.6%):
Consumer Discretionary (0.9%):
Aristocrat Leisure Ltd.	50,124	$1,032,615
Financials (1.3%):
Macquarie Group Ltd.	13,671	1,542,954
Health Care (2.0%):
CSL Ltd.	11,433	2,228,870
Materials (2.4%):
BHP Group Ltd.	89,513	2,772,221
Real Estate (1.0%):
Scentre Group	597,453	1,162,719
		8,739,379
Belgium (0.8%):
Information Technology (0.8%):
Melexis NV	10,490	912,982
China (0.8%):
Communication Services (0.8%):
Tencent Holdings Ltd.	22,700	962,544
Denmark (4.2%):
Consumer Discretionary (0.8%):
Pandora A/S	13,455	951,184
Health Care (3.4%):
Novo Nordisk A/S, Class B	28,456	3,865,435
		4,816,619
France (9.2%):
Consumer Discretionary (4.5%):
La Francaise des Jeux SAEM (a)	37,142	1,494,326
LVMH Moet Hennessy Louis Vuitton SE	5,099	3,709,978
		5,204,304
Energy (0.6%):
Gaztransport Et Technigaz SA	6,293	672,446
Industrials (1.6%):
Safran SA	14,635	1,832,831
Information Technology (1.2%):
Capgemini SE	7,984	1,334,544
Materials (1.3%):
Arkema SA	16,669	1,499,078
		10,543,203
Germany (7.5%):
Consumer Discretionary (0.8%):
Volkswagen AG, Preference Shares	7,691	953,930

See notes to financial statements.

8

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Financials (1.8%):
Allianz SE, Registered Shares	9,609	$2,051,784
Industrials (2.1%):
Siemens AG, Registered Shares	17,258	2,378,698
Information Technology (1.6%):
SAP SE	17,140	1,769,293
Utilities (1.2%):
RWE AG	31,649	1,398,931
		8,552,636
Hong Kong (2.8%):
Financials (1.6%):
AIA Group Ltd.	169,000	1,866,441
Real Estate (1.2%):
CK Asset Holdings Ltd.	216,000	1,324,842
		3,191,283
Italy (1.2%):
Utilities (1.2%):
Snam SpA	275,665	1,336,465
Japan (21.3%):
Communication Services (1.8%):
Capcom Co. Ltd.	36,500	1,165,275
Kakaku.com, Inc.	55,400	889,065
		2,054,340
Consumer Discretionary (3.2%):
Toyota Motor Corp.	185,800	2,535,171
ZOZO, Inc.	46,700	1,153,468
		3,688,639
Consumer Staples (1.1%):
Toyo Suisan Kaisha Ltd.	31,300	1,206,046
Financials (3.1%):
Mitsubishi UFJ Financial Group, Inc.	267,200	1,794,098
Tokio Marine Holdings, Inc.	81,300	1,737,028
		3,531,126
Health Care (2.5%):
Hoya Corp.	18,300	1,753,015
Shionogi & Co. Ltd.	21,000	1,047,916
		2,800,931
Industrials (5.4%):
Fuji Electric Co. Ltd.	37,000	1,396,566
MISUMI Group, Inc.	40,600	882,548
Mitsubishi Heavy Industries Ltd.	33,500	1,324,006
Nippon Yusen KK (b)	30,700	724,036

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
OKUMA Corp.	19,400	$687,289
Sanwa Holdings Corp.	131,100	1,207,217
		6,221,662
Information Technology (2.9%):
Fujitsu Ltd.	9,100	1,213,376
Oracle Corp.	16,700	1,086,025
Ulvac, Inc.	24,400	1,017,020
		3,316,421
Real Estate (0.6%):
Sumitomo Realty & Development Co. Ltd.	30,500	718,932
Utilities (0.7%):
Chubu Electric Power Co., Inc.	72,100	745,663
		24,283,760
Netherlands (5.7%):
Communication Services (1.6%):
Koninklijke KPN NV	590,604	1,827,810
Financials (1.6%):
ING Groep NV	150,681	1,835,208
Industrials (1.6%):
Wolters Kluwer NV	17,144	1,793,612
Information Technology (0.9%):
ASM International NV	4,114	1,043,715
		6,500,345
New Zealand (0.8%):
Health Care (0.8%):
Fisher & Paykel Healthcare Corp. Ltd.	61,583	880,856
Norway (1.1%):
Energy (0.3%):
Aker BP ASA	13,142	409,000
Financials (0.8%):
SpareBank 1 SMN	66,807	868,931
		1,277,931
Spain (1.8%):
Communication Services (0.0%): (c)
Telefonica SA	1	4
Financials (1.8%):
Banco Bilbao Vizcaya Argentaria SA	341,799	2,058,453
		2,058,457
Sweden (2.7%):
Industrials (2.7%):
Atlas Copco AB, Class B	197,476	2,108,161
Nibe Industrier AB, Class B	101,345	946,454
		3,054,615

See notes to financial statements.

10

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Switzerland (13.6%):
Consumer Staples (5.1%):
Coca-Cola HBC AG	44,498	$1,051,656
Nestle SA, Registered Shares	41,077	4,746,064
		5,797,720
Financials (2.6%):
Partners Group Holding AG	1,479	1,309,985
UBS Group AG	91,363	1,698,553
		3,008,538
Health Care (5.9%):
Novartis AG, Registered Shares	32,100	2,905,754
Roche Holding AG	12,114	3,807,703
		6,713,457
		15,519,715
United Kingdom (16.5%):
Consumer Discretionary (0.7%):
Next PLC	11,383	797,446
Consumer Staples (3.8%):
Diageo PLC	53,280	2,331,669
Imperial Brands PLC	80,770	2,011,645
		4,343,314
Energy (3.7%):
BP PLC	253,889	1,464,613
Shell PLC	98,680	2,781,279
		4,245,892
Financials (3.5%):
Barclays PLC	753,547	1,433,554
HSBC Holdings PLC	319,829	1,981,731
Legal & General Group PLC	193,231	579,209
		3,994,494
Health Care (0.3%):
CVS Group PLC	13,747	320,589
Industrials (1.4%):
Ashtead Group PLC	27,246	1,547,374
Materials (3.1%):
Croda International PLC	15,734	1,251,823
Rio Tinto PLC	33,319	2,344,627
		3,596,450
		18,845,559
Total Common Stocks (Cost $99,450,340)		111,476,349

See notes to financial statements.

11

Victory Variable Insurance Funds Victory RS International VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Exchange-Traded Funds (0.2%)
United States (0.2%):
iShares MSCI EAFE ETF	3,556	$233,416
Total Exchange-Traded Funds (Cost $224,103)		233,416
Collateral for Securities Loaned (0.0%)^ (c)
United States (0.0%):
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (d)	12,260	12,260
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (d)	12,260	12,260
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (d)	12,260	12,260
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (d)	12,260	12,260
Total Collateral for Securities Loaned (Cost $49,040)		49,040
Total Investments (Cost $99,723,483) — 97.8%		111,758,805
Other assets in excess of liabilities — 2.2%		2,513,673
NET ASSETS — 100.00%		$114,272,478

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of December 31, 2022, the fair value of these securities was $1,494,326 and amounted to 1.3% of net assets.

(b)  All or a portion of this security is on loan.

(c)  Amount represents less than 0.05% of net assets.

(d)  Rate disclosed is the daily yield on December 31, 2022.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

12

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2022
	Victory RS International VIP Series
Assets:
Investments, at value (Cost $99,723,483)	$111,758,805	(a)
Foreign currency, at value (Cost $83,303)	83,911
Cash	1,682,468
Receivables:
Interest and dividends	128,499
Capital shares issued	10,881
Reclaims	798,439
From Adviser	11,674
Prepaid expenses	204
Total Assets	114,474,881
Liabilities:
Payables:
Collateral received on loaned securities	49,040
Capital shares redeemed	3,659
Accrued expenses and other payables:
Investment advisory fees	79,979
Administration fees	6,365
Custodian fees	8,153
Transfer agent fees	34,142
Compliance fees	90
Trustees' fees	110
Other accrued expenses	20,865
Total Liabilities	202,403
Net Assets:
Capital	104,539,592
Total accumulated earnings/(loss)	9,732,886
Net Assets	$114,272,478
Shares (unlimited shares authorized with a par value of $0.001 per share):	7,833,034
Net asset value:	$14.59

(a)  Includes $47,168 of securities on loan.

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2022
Victory RS International VIP Series
Investment Income:
Dividends	$4,671,220
Non-cash dividends	347,602
Interest	9,822
Securities lending (net of fees)	11,138
Foreign tax withholding	(549,486)
Total Income	4,490,296
Expenses:
Investment advisory fees	987,475
Administration fees	67,190
Sub-Administration fees	16,965
Custodian fees	40,133
Transfer agent fees	162,436
Trustees' fees	9,016
Compliance fees	999
Legal and audit fees	19,748
Interfund lending	600
Other expenses	38,974
Recoupment of prior expenses waived/reimbursed by Adviser	7,035
Total Expenses	1,350,571
Expenses waived/reimbursed by Adviser	(202,948)
Net Expenses	1,147,623
Net Investment Income (Loss)	3,342,673
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	(1,826,855)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(24,929,525)
Net realized/unrealized gains (losses) on investments	(26,756,380)
Change in net assets resulting from operations	$(23,413,707)

See notes to financial statements.

14

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS International VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$3,342,673	$3,088,110
Net realized gains (losses)	(1,826,855)	10,725,308
Net change in unrealized appreciation/depreciation	(24,929,525)	6,751,760
Change in net assets resulting from operations	(23,413,707)	20,565,178
Change in net assets resulting from distributions to shareholders	(12,698,566)	(5,959,356)
Change in net assets resulting from capital transactions	129,577	(12,133,257)
Change in net assets	(35,982,696)	2,472,565
Net Assets:
Beginning of period	150,255,174	147,782,609
End of period	$114,272,478	$150,255,174
Capital Transactions:
Proceeds from shares issued	$7,271,942	$3,983,473
Distributions reinvested	12,698,566	5,959,356
Cost of shares redeemed	(19,840,931)	(22,076,086)
Change in net assets resulting from capital transactions	$129,577	$(12,133,257)
Share Transactions:
Issued	457,593	203,842
Reinvested	833,107	309,776
Redeemed	(1,231,984)	(1,136,496)
Change in Shares	58,716	(622,878)

See notes to financial statements.

15

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS International VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$19.33	$17.60	$17.48	$15.47	$17.64
Investment Activities:
Net investment income (loss) (a)	0.44	0.39	0.32	0.43	0.38
Net realized and unrealized gains (losses) on investments	(3.46)	2.13	0.75	3.09	(2.26)
Total from Investment Activities	(3.02)	2.52	1.07	3.52	(1.88)
Distributions to Shareholders From:
Net investment income	(0.42)	(0.37)	(0.45)	(0.39)	(0.15)
Net realized gains from investments	(1.30)	(0.42)	(0.50)	(1.12)	(0.14)
Total Distributions to Shareholders	(1.72)	(0.79)	(0.95)	(1.51)	(0.29)
Net Asset Value, End of Period	$14.59	$19.33	$17.60	$17.48	$15.47
Total Return (b) (c)	(15.81)%	14.37%	6.24%	22.79%	(10.66)%
Ratios to Average Net Assets:
Net Expenses (d)	0.93%	0.93%	0.93%	0.93%	0.93%
Net Investment Income (Loss)	2.71%	2.02%	2.02%	2.49%	2.20%
Gross Expenses (d)	1.10%	1.01%	0.98%	0.96%	0.94%
Supplemental Data:
Net Assets at end of period (000's)	$114,272	$150,255	$147,783	$149,034	$142,524
Portfolio Turnover	27%	35%	54%	32%	44%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

See notes to financial statements.

16

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2022

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of six funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of Victory RS International VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Victory Capital Management Inc. ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$111,476,349	$—	$111,476,349
Exchange-Traded Funds	233,416	—	—	233,416
Collateral for Securities Loaned	49,040	—	—	49,040
Total	$282,456	$111,476,349	$—	$111,758,805

As of December 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of ETFs for a variety of purposes, including in connection with pursuing their investment programs to temporarily gain exposure to a portion of the U.S. or a foreign market, and for cash management and other purposes. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. For the year ended December 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$47,168	$—	$49,040

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$33,191,744	$42,577,891

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.80% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limit (excluding voluntary waivers) is 0.93%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$60,447	$115,399	$202,948	$378,794

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general, economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. The Fund is not expecting any material financial impact of transition from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

Borrower or Lender	Amount Outstanding at December 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,505,000	3	4.85%	$1,505,000

*  For the year ended December 31, 2022, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2022			Year Ended December 31, 2021
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$5,107,519	$7,591,047	$12,698,566	$2,772,083	$3,187,273	$5,959,356

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,135,641	$3,135,641	$(2,106,236)	$8,703,481	$9,732,886

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, the Fund had net capital loss carryforwards as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1,344,639	$761,597	$2,106,236

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$103,053,769	$18,132,036	$(9,427,000)	$8,705,036

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS International VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2023

26

Victory Variable Insurance Funds	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 6 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, October 1951	Trustee	February 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* August 1951	Trustee	February 2005	Retired.	None.
Dennis M. Bushe, January 1944	Trustee	July 2016	Retired.	None.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Timothy Pettee, April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp. (January 2003-July 2021).	None.
Leigh A. Wilson, December 1944	Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** May 1972	Trustee	May 2008

Chief Executive Officer and Chairman (since 2013), the Adviser; Chief Executive Officer and Chairman (since 2013), Victory Capital Holdings, Inc.; Director (since 2013), Victory Capital Services, Inc.; Director (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015)
Thomas Dusenberry, July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016)
Christopher A. Ponte, March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Sean Fox, September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Charles Booth, April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007).
Jay G. Baris, January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
$1,000.00	$1,065.70	$1,020.52	$4.84	$4.74	0.93%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2022, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 73%.

For the year ended December 31, 2022, the Fund designated short-term capital gain distributions in the amount of $1,855,088.

For the year ended December 31, 2022, the Fund designated long-term capital gain distributions in the amount of $7,591,047.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per shares outstanding on December 31, 2022, were $0.57 and $0.05, respectively.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 6, 2022. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 18, 2022 and December 6, 2022. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained an independent, third-party consultant to provide comparative information about fees, expenses and performance, and to design and maintain a database of relevant information designed to assist the Board in retrieving and analyzing comparative information. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus. The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one- and three-year periods, outperformed the benchmark index for the five- and ten-year periods, outperformed the peer group median of the one-, five- and ten-year periods, and underperformed the peer group median for the three-year period.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which entails a substantial commitment of the Adviser's resources to the successful operation of the Fund;

33

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing and supporting quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-IVIP-AR (12/22)

December 31, 2022

Annual Report

Victory Variable Insurance Funds

Victory RS Large Cap Alpha VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)
Trustee and Officer Information	24
Proxy Voting and Portfolio Holdings Information	27
Expense Example	27
Additional Federal Income Tax Information	28
Advisory Contract Renewal	29
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index—a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely—delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

3

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS Large Cap Alpha VIP Series

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

The fourth quarter of 2022 certainly began well enough, even as the year ended on a downbeat. Financial markets had been languishing all year and were in the doldrums as summer ended, but most segments of the equity market bounced back sharply in October and November thanks to better-than-expected earnings and signs that inflation may have peaked. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and an additional 6.25% in November, while the Russell 2000® Value Index was up 12.59% in October and 3.06% in November. Unfortunately, that euphoria was short-lived.

Sentiment soured once again in December as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really intended to be, given its repeated statements that it would not stop hiking the Fed funds interest rate until inflation was well in check irrespective of the impact to the broader economy. Some investors and corporate leaders began to question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while still taming inflation.

These growing concerns turned into a full-fledged market sell-off in December, with the Russell 1000® Value Index shedding 4.03% and the Russell 2000® Value Index falling 6.56%. This reflected some poor earnings guidance by corporations and ongoing hawkish comments by Chairman Powell. In fact, the Chairman bluntly told market participants, "Fed hikes and volatility have been central themes of 2022, and investors should expect both — along with hits to corporate earnings — as we enter the new year." On top of that, he braced investors for the possibility of a recession in 2023. All this economic uncertainty merely exacerbated the interest rate backdrop and highlighted the difficulties facing the Fed in carrying out its dual monetary policy goals.

Yet despite the volatility and challenges in the fourth quarter, it was not all bad news as we closed out 2022. For starters, it really does seem to us that the worst inflation numbers are behind us. Demand for goods has decreased, as evidenced by higher inventories among retailers and a continued decline in energy prices globally. This should eventually provide some relief for battered markets. There are even reasons for optimism within certain sectors of the economy (and individual companies). Chief among these is the fact that select corporate operations (and earnings) have come in better than expected, which means the market decline has improved valuations and may be creating a more favorable risk-reward tradeoff going forward.

In terms of the overall numbers for our area of focus — domestic value-oriented strategies — the Russell 3000® Value Index was up 12.18% during the fourth quarter and was down 7.98% for the full year. In terms of market capitalizations, small-cap value stocks, as represented by the Russell 2000® Value Index, declined 14.48% for the year. The Russell Midcap® Value Index declined by 12.03% for the full year, while large-cap value stocks, as represented by the Russell 1000® Value Index (the "Index"), posted an annual decline of 7.54%.

Looking ahead, many investors are not only wondering just how restrictive monetary policy will become, but also how healthy the economy really is. Of course, nobody can answer these questions with absolute certainty, but we can definitively say that the current investment landscape continues to be polarizing, and we would not be surprised to see further bouts of elevated volatility in 2023.

5

Victory RS Large Cap Alpha VIP Series

Managers' Commentary (continued)

How did Victory RS Large Cap Alpha VIP Series (the "Fund") perform during the reporting period?

The Fund returned -4.33% for the fiscal year ended December 31, 2022, outperforming the Index, which returned -7.54% for the reporting period.

What strategies did you employ during the reporting period?

The Fund outperformed the Index primarily through stock selection in the Financials and Utilities sectors. Our focus on businesses that have the potential for long-term value creation while limiting our downside paid off during 2022. For the year, the stocks that provided positive contributions tended to be undergoing a unique structural change, but also holding a competitive advantage. Within the Financials sector, Fairfax Financial and The Progressive Corp. were significant positive contributors to performance. The Utilities sector provided other names that benefitted the portfolio. Constellation Energy and Vistra Corporation led performance. Where we struggled was in a couple of our holdings in the Materials sector. Sealed Air Corp. saw its share price fall as rising input costs impacted profitability. Similarly, PPG Industries, Inc. saw its margins impacted as price increases could not offset rising energy costs. At the end of the day, we managed to outperform the Index in 2022 and we remain confident in our process and feel it will provide us with the discipline which leads to longer-term performance which will benefit our investors over time.

We continue to believe that the current environment is creating potential pockets of opportunity for astute, long-term investors. Our experience has taught us that any tumultuous market backdrop (and the subsequent short-term price dislocations) can be an advantage for active managers. Our team continues to seek and identify companies that share two vital traits: a trend of improving their ROIC (return on invested capital), and stock prices trading at what we perceive as a deep discount to intrinsic value. We believe that allocating to these types of companies is a means to generate attractive risk-adjusted returns over longer time periods, and this continues to be a focus for us.

6

Victory RS Large Cap Alpha VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class I
INCEPTION DATE	4/13/83
	Net Asset Value	Russell 1000® Value[1]	S&P 500® Index[2]
One Year	–4.33%	–7.54%	–18.11%
Five Year	7.02%	6.67%	9.42%
Ten Year	10.86%	10.29%	12.56%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory RS Large Cap Alpha VIP Series — Growth of $10,000

1The Russell 1000® Value Index is made up of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

7

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital appreciation.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Fairfax Financial Holdings Ltd.	5.3%
Markel Corp.	4.5%
The Progressive Corp.	3.7%
Vistra Corp.	3.6%
Merck & Co., Inc.	3.2%
Brown & Brown, Inc.	3.2%
Cboe Global Markets, Inc.	3.2%
AbbVie, Inc.	2.9%
Fidelity National Information Services, Inc.	2.6%
UnitedHealth Group, Inc.	2.6%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (97.0%)
Banks (1.5%):
JPMorgan Chase & Co.	88,390	$11,853,099
Capital Markets (7.3%):
Cboe Global Markets, Inc.	195,560	24,536,913
Interactive Brokers Group, Inc.	270,400	19,563,440
State Street Corp.	163,890	12,712,948
		56,813,301
Communication Services (1.8%):
Alphabet, Inc., Class A (a)	153,480	13,541,540
Consumer Discretionary (3.9%):
Darden Restaurants, Inc.	66,040	9,135,313
LKQ Corp.	260,690	13,923,453
Mattel, Inc. (a)	411,870	7,347,761
		30,406,527
Consumer Staples (7.7%):
Keurig Dr Pepper, Inc.	438,510	15,637,267
Lamb Weston Holdings, Inc.	101,560	9,075,402
Mondelez International, Inc., Class A	289,670	19,306,505
U.S. Foods Holding Corp. (a)	457,130	15,551,562
		59,570,736
Energy (8.2%):
Enterprise Products Partners, LP	674,220	16,262,186
Hess Corp.	101,790	14,435,858
Marathon Oil Corp.	676,730	18,319,081
Ovintiv, Inc.	282,400	14,320,504
		63,337,629
Health Care (19.1%):
AbbVie, Inc.	138,650	22,407,227
Cigna Corp.	56,130	18,598,114
Humana, Inc.	37,930	19,427,367
Johnson & Johnson	80,550	14,229,157
McKesson Corp.	23,730	8,901,598
Medtronic PLC	250,340	19,456,425
Merck & Co., Inc.	226,530	25,133,503
UnitedHealth Group, Inc.	38,135	20,218,414
		148,371,805
Industrials (11.9%):
Eaton Corp. PLC	62,960	9,881,572
FedEx Corp.	40,960	7,094,272
Johnson Controls International PLC	237,460	15,197,440
L3Harris Technologies, Inc.	40,500	8,432,505
Leidos Holdings, Inc.	139,330	14,656,123
PACCAR, Inc.	68,130	6,742,826
Raytheon Technologies Corp.	91,251	9,209,051

See notes to financial statements.

9

Victory Variable Insurance Funds Victory RS Large Cap Alpha VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Sensata Technologies Holding PLC	348,660	$14,078,891
Union Pacific Corp.	35,270	7,303,359
		92,596,039
Information Technology (4.2%):
Fidelity National Information Services, Inc.	298,870	20,278,330
FleetCor Technologies, Inc. (a)	47,510	8,726,637
Global Payments, Inc.	39,220	3,895,330
		32,900,297
Insurance (16.7%):
Brown & Brown, Inc.	434,640	24,761,441
Fairfax Financial Holdings Ltd.	68,840	40,784,827
Markel Corp. (a)	26,810	35,321,907
The Progressive Corp.	222,610	28,874,743
		129,742,918
Materials (4.0%):
PPG Industries, Inc.	107,260	13,486,872
Sealed Air Corp.	357,470	17,830,604
		31,317,476
Real Estate (4.3%):
Alexandria Real Estate Equities, Inc.	103,380	15,059,364
Equity LifeStyle Properties, Inc.	114,200	7,377,320
Invitation Homes, Inc.	369,390	10,948,720
		33,385,404
Utilities (6.4%):
Constellation Energy Corp.	91,249	7,866,576
Exelon Corp.	320,600	13,859,538
Vistra Corp.	1,208,609	28,039,729
		49,765,843
Total Common Stocks (Cost $648,526,593)		753,602,614
Total Investments (Cost $648,526,593) — 97.0%		753,602,614
Other assets in excess of liabilities — 3.0%		23,427,067
NET ASSETS — 100.00%		$777,029,681

(a)  Non-income producing security.

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

10

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2022
Victory RS Large Cap Alpha VIP Series
Assets:
Investments, at value (Cost $648,526,593)	$753,602,614
Cash	22,879,855
Receivables:
Interest and dividends	1,216,323
Capital shares issued	256
From Adviser	135,165
Prepaid expenses	1,328
Total Assets	777,835,541
Liabilities:
Payables:
Capital shares redeemed	116,690
Accrued expenses and other payables:
Investment advisory fees	332,177
Administration fees	41,704
Custodian fees	9,339
Transfer agent fees	246,685
Compliance fees	593
Trustees' fees	146
Other accrued expenses	58,526
Total Liabilities	805,860
Net Assets:
Capital	609,071,186
Total accumulated earnings/(loss)	167,958,495
Net Assets	$777,029,681
Shares (unlimited shares authorized with a par value of $0.001 per share):	18,617,009
Net asset value:	$41.74

See notes to financial statements.

11

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2022
Victory RS Large Cap Alpha VIP Series
Investment Income:
Dividends	$13,774,236
Interest	133,456
Securities lending (net of fees)	1,084
Total Income	13,908,776
Expenses:
Investment advisory fees	4,213,792
Administration fees	458,798
Sub-Administration fees	13,977
Custodian fees	39,087
Transfer agent fees	1,156,116
Trustees' fees	50,951
Compliance fees	6,788
Legal and audit fees	73,686
Other expenses	25,811
Total Expenses	6,039,006
Expenses waived/reimbursed by Adviser	(1,406,467)
Net Expenses	4,632,539
Net Investment Income (Loss)	9,276,237
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	52,223,448
Net change in unrealized appreciation/depreciation on investment securities	(100,331,466)
Net realized/unrealized gains (losses) on investments	(48,108,018)
Change in net assets resulting from operations	$(38,831,781)

See notes to financial statements.

12

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Large Cap Alpha VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$9,276,237	$13,945,148
Net realized gains (losses)	52,223,448	152,682,981
Net change in unrealized appreciation/depreciation	(100,331,466)	33,763,008
Change in net assets resulting from operations	(38,831,781)	200,391,137
Change in net assets resulting from distributions to shareholders	(158,023,255)	(10,232,918)
Change in net assets resulting from capital transactions	21,917,217	(139,380,567)
Change in net assets	(174,937,819)	50,777,652
Net Assets:
Beginning of period	951,967,500	901,189,848
End of period	$777,029,681	$951,967,500
Capital Transactions:
Proceeds from shares issued	$13,315,255	$15,969,173
Distributions reinvested	158,023,255	10,232,918
Cost of shares redeemed	(149,421,293)	(165,582,658)
Change in net assets resulting from capital transactions	$21,917,217	$(139,380,567)
Share Transactions:
Issued	254,405	308,380
Reinvested	3,683,945	192,493
Redeemed	(2,840,396)	(3,239,565)
Change in Shares	1,097,954	(2,738,692)

See notes to financial statements.

13

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Large Cap Alpha VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$54.34	$44.49		$48.27		$43.45	$54.01
Investment Activities:
Net investment income (loss) (a)	0.57	0.75		0.62		0.70	0.60
Net realized and unrealized gains (losses) on investments	(2.78)	9.69		(0.90)		12.75	(5.44)
Total from Investment Activities	(2.21)	10.44		(0.28)		13.45	(4.84)
Distributions to Shareholders From:
Net investment income	(0.61)	(0.59)		(0.56)		(0.48)	(0.02)
Net realized gains from investments	(9.78)	—		(2.94)		(8.15)	(5.70)
Total Distributions to Shareholders	(10.39)	(0.59)		(3.50)		(8.63)	(5.72)
Net Asset Value, End of Period	$41.74	$54.34		$44.49		$48.27	$43.45
Total Return (b) (c)	(4.33)%	23.49%		(0.44)%		31.16%	(9.00)%
Ratios to Average Net Assets:
Net Expenses (d)	0.55%	0.55%		0.55%		0.55%	0.55%
Net Investment Income (Loss)	1.10%	1.47%		1.47%		1.37%	1.10%
Gross Expenses (d)	0.72%	0.73%		0.74%		0.73%	0.62%
Supplemental Data:
Net Assets at end of period (000's)	$777,030	$951,968		$901,190		$958,695	$846,990
Portfolio Turnover	60%	51	%(e)	101	%(f)	50%	60%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Reflects a return to normal trading levels after a prior-year strategy or allocation shift.

(f)  Reflects an increase in trading activity due to asset allocation shifts.
See notes to financial statements.

14

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2022

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of six funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of Victory RS Large Cap Alpha VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Victory Capital Management Inc. ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

15

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$753,602,614	$—	$—	$753,602,614
Total	$753,602,614	$—	$—	$753,602,614

As of December 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes

16

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Fund does not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. For the year ended December 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of December 31, 2022, the Fund did not have any securities on loan.

17

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$488,258,071	$608,874,829

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limit (excluding voluntary waivers) is 0.55%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$1,542,248	$1,660,693	$1,406,467	$4,609,408

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general, economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Limited Portfolio Risk — To the extent the Fund invests its assets in a more limited number of issuers than other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. The Fund is not expecting any material financial impact of transition from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss, prior year true-up and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Accumulated Earnings/(Loss)	Capital
$2,050	$(2,050)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2022			Year Ended December 31, 2021
Distributions Paid From:			Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$59,479,582	$98,543,673	$158,023,255	$10,232,918	$10,232,918

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$10,412,934	$56,495,000	$66,907,934	$101,050,561	$167,958,495

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and partnership basis adjustments.

As of December 31, 2022, the Fund had no capital loss carryforward for federal income tax purposes.

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$652,552,053	$137,007,276	$(35,956,715)	$101,050,561

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS Large Cap Alpha VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2023

23

Victory Variable Insurance Funds	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 6 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, October 1951	Trustee	February 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* August 1951	Trustee	February 2005	Retired.	None.
Dennis M. Bushe, January 1944	Trustee	July 2016	Retired.	None.

24

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Timothy Pettee, April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp. (January 2003-July 2021).	None.
Leigh A. Wilson, December 1944	Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** May 1972	Trustee	May 2008

Chief Executive Officer and Chairman (since 2013), the Adviser; Chief Executive Officer and Chairman (since 2013), Victory Capital Holdings, Inc.; Director (since 2013), Victory Capital Services, Inc.; Director (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

25

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015)
Thomas Dusenberry, July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016)
Christopher A. Ponte, March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Sean Fox, September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Charles Booth, April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007).
Jay G. Baris, January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).

26

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
$1,000.00	$1,028.00	$1,022.43	$2.81	$2.80	0.55%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2022, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 29%.

Dividends qualified for corporate dividends received deductions of 24%.

For the year ended December 31, 2022, the Fund designated short-term capital gain distributions in the amount of $48,206,930.

For the year ended December 31, 2022, the Fund designated long-term capital gain distributions in the amount of $98,543,673.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 6, 2022. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 18, 2022 and December 6, 2022. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained an independent, third-party consultant to provide comparative information about fees, expenses and performance, and to design and maintain a database of relevant information designed to assist the Board in retrieving and analyzing comparative information. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus. The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which entails a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing and supporting quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

30

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-LCAVIP-AR (12/22)

December 31, 2022

Annual Report

Victory Variable Insurance Funds

Victory 500 Index VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary (Unaudited)	5
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	34
Supplemental Information (Unaudited)
Trustee and Officer Information	35
Proxy Voting and Portfolio Holdings Information	38
Expense Example	38
Additional Federal Income Tax Information	39
Advisory Contract Renewal	40
Privacy Policy (inside back cover)

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

vcm.com

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index — a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely — delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory 500 Index VIP Series

Manager's Commentary
(Unaudited)

What were the market conditions during the reporting period?

At the beginning of the reporting period, the Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish U.S. Federal Reserve (the "Fed") and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better as the bellwether S&P 500® Index also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The second quarter of 2022 saw continued pressure on stocks and bonds. The Fed's hawkish pivot which started in the fourth quarter of 2021 continued to put pressure on equity multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-19-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and Ukraine.

In the third quarter, global equities declined, continuing the downward trend from the first half of 2022. The quarter began with a rally that continued into mid-August, on hopes that the Fed would pivot toward a more accommodative policy. However, messaging from Fed Chairman Powell and a stronger-than-expected inflation report in early September dampened investor optimism over the U.S. central bank's trajectory and the odds of avoiding recession. The Fed went on to hike rates aggressively by three-quarters of a point twice during the quarter, bringing the benchmark Fed funds interest rate target to a range of 3.0% to 3.25%, as compared to 0% to 0.25% at the beginning of the year. For its part, the European central bank raised its reference rate by 50 basis points (a basis point is 1/100th of a percentage point) in July, followed by another 75 basis points in September. Other factors that weighed on sentiment during the quarter included the ongoing War in Ukraine, an energy crisis in Europe, and the resumption of COVID-19 lockdowns in China.

Global equities rebounded in the fourth quarter, trimming full year losses. Gains in October and November were sparked by signs of peaking inflation alongside less hawkish commentary from Fed Chairman Jerome Powell raising hope that the central bank would end its interest rate hiking cycle sometime in early 2023. Indeed, both the Fed and the European central bank raised their benchmark overnight lending rates by a more modest 50 basis points in mid-December. Also supporting sentiment, the Chinese government began to ease their zero-COVID-19 policy that had weighed on global economic growth for much of 2022. However, stocks retreated into year-end as investors shifted their focus to the potential impact higher rates might have on economic growth and corporate earnings in the coming year.

Victory 500 Index VIP Series

Manager's Commentary (continued)

How did Victory 500 Index VIP Series (the "Fund") perform during the reporting period?

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index (the "Index"). The Fund returned –19.36% for the fiscal year ended December 31, 2022, closely tracking the Index, which returned –19.15% for the reporting period.

What strategies did you employ during the reporting period?

During the year, the Fund's positive absolute returns in the Energy and Utilities sectors was not enough to offset the negative performance in the other 10 sectors. The Fund's small allocation to derivatives during the year did not have a material impact on performance.

Victory 500 Index VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class I
INCEPTION DATE	8/25/99
	Net Asset Value	Victory US Large Cap 500 Index[1]	S&P 500® Index[2]
One Year	–19.36%	–19.15%	–18.11%
Five Year	9.06%	9.63%	9.42%
Ten Year	12.23%	12.69%	12.56%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory 500 Index VIP Series — Growth of $10,000

1The Victory US Large Cap 500 Index emphasizes stocks of large U.S. companies. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

Victory Variable Insurance Funds Victory 500 Index VIP Series	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

Apple, Inc.	6.4%
Microsoft Corp.	5.4%
Amazon.com, Inc.	2.3%
Alphabet, Inc., Class A	1.6%
UnitedHealth Group, Inc.	1.5%
Alphabet, Inc., Class C	1.5%
Johnson & Johnson	1.4%
Exxon Mobil Corp.	1.4%
Berkshire Hathaway, Inc., Class B	1.2%
JPMorgan Chase & Co.	1.2%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (99.2%)
Communication Services (7.4%):
Activision Blizzard, Inc.	1,891	$144,756
Alphabet, Inc., Class C (a)	13,785	1,223,143
Alphabet, Inc., Class A (a)	15,415	1,360,065
AT&T, Inc.	18,320	337,271
Charter Communications, Inc., Class A (a)	285	96,643
Comcast Corp., Class A	11,209	391,979
Electronic Arts, Inc.	672	82,105
Endeavor Group Holdings, Inc., Class A (a)	463	10,436
Fox Corp., Class A	772	23,446
Fox Corp., Class B	356	10,128
Liberty Media Corp.-Liberty SiriusXM, Class A (a)	242	9,513
Liberty Media Corp.-Liberty SiriusXM, Class C (a)	506	19,800
Live Nation Entertainment, Inc. (a)	367	25,595
Match Group, Inc. (a)	728	30,205
Meta Platforms, Inc., Class A (a)	5,805	698,574
Netflix, Inc. (a)	1,120	330,266
Omnicom Group, Inc.	521	42,498
Paramount Global, Class B	1,486	25,084
Paramount Global, Class A	24	471
Pinterest, Inc., Class A (a)	1,484	36,031
ROBLOX Corp., Class A (a)	1,035	29,456
Sirius XM Holdings, Inc. (b)	1,702	9,940
Snap, Inc., Class A (a)	2,653	23,744
Take-Two Interactive Software, Inc. (a)	394	41,027
The Trade Desk, Inc., Class A (a)	1,130	50,658
The Walt Disney Co. (a)	4,687	407,206
T-Mobile U.S., Inc. (a)	1,419	198,660
Verizon Communications, Inc.	10,797	425,402
Warner Bros Discovery, Inc. (a)	5,679	53,837
Warner Music Group Corp., Class A	296	10,366
ZoomInfo Technologies, Inc. (a)	757	22,793
		6,171,098
Communications Equipment (0.8%):
Arista Networks, Inc. (a)	602	73,053
Cisco Systems, Inc.	10,646	507,175
Motorola Solutions, Inc.	429	110,558
Ubiquiti, Inc.	11	3,009
		693,795
Consumer Discretionary (9.4%):
Airbnb, Inc., Class A (a)	975	83,362
Amazon.com, Inc. (a)	22,787	1,914,108
AutoZone, Inc. (a)	50	123,309
Best Buy Co., Inc.	515	41,308
Booking Holdings, Inc. (a)	103	207,574
CarMax, Inc. (a)	409	24,904
Chewy, Inc., Class A (a)	238	8,825

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Chipotle Mexican Grill, Inc. (a)	71	$98,512
D.R. Horton, Inc.	795	70,866
Darden Restaurants, Inc.	321	44,404
Dollar General Corp.	580	142,825
Dollar Tree, Inc. (a)	570	80,621
Domino's Pizza, Inc.	91	31,522
DoorDash, Inc., Class A (a)	653	31,879
DraftKings, Inc. (a) (b)	980	11,162
eBay, Inc.	1,412	58,556
Etsy, Inc. (a)	322	38,569
Expedia Group, Inc. (a)	387	33,901
Ford Motor Co.	10,154	118,091
General Motors Co.	3,749	126,116
Genuine Parts Co.	356	61,770
Hilton Worldwide Holdings, Inc.	691	87,315
Las Vegas Sands Corp. (a)	845	40,619
Lennar Corp., Class A	642	58,101
Lennar Corp., Class B	37	2,767
LKQ Corp.	698	37,280
Lowe's Cos., Inc.	1,596	317,987
Lucid Group, Inc. (a) (b)	1,376	9,398
Marriott International, Inc., Class A	718	106,903
McDonald's Corp.	1,891	498,335
MGM Resorts International	839	28,132
NIKE, Inc., Class B	3,216	376,304
NVR, Inc. (a)	8	36,901
O'Reilly Automotive, Inc. (a)	161	135,889
Pool Corp.	99	29,931
Rivian Automotive, Inc., Class A (a)	1,308	24,106
Ross Stores, Inc.	866	100,517
Starbucks Corp.	2,861	283,811
Target Corp.	1,183	176,314
Tesla, Inc. (a)	6,686	823,581
The Home Depot, Inc.	2,632	831,344
The TJX Cos., Inc.	2,985	237,606
Tractor Supply Co.	283	63,667
Ulta Beauty, Inc. (a)	130	60,979
VF Corp.	949	26,202
Yum! Brands, Inc.	732	93,755
		7,839,928
Consumer Staples (7.3%):
Albertsons Cos., Inc., Class A	424	8,794
Altria Group, Inc.	4,630	211,637
Archer-Daniels-Midland Co.	1,427	132,497
Brown-Forman Corp., Class B	781	51,296
Bunge Ltd.	387	38,611
Campbell Soup Co.	510	28,943
Church & Dwight Co., Inc.	625	50,381
Colgate-Palmolive Co.	2,154	169,714
Conagra Brands, Inc.	1,223	47,330

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Constellation Brands, Inc., Class A	421	$97,567
Costco Wholesale Corp.	1,139	519,954
General Mills, Inc.	1,535	128,710
Hormel Foods Corp.	744	33,889
Kellogg Co.	866	61,694
Keurig Dr Pepper, Inc.	2,184	77,881
Kimberly-Clark Corp.	868	117,831
McCormick & Co., Inc.	644	53,381
Mondelez International, Inc., Class A	3,524	234,875
Monster Beverage Corp. (a)	948	96,250
PepsiCo, Inc.	3,548	640,982
Philip Morris International, Inc.	3,985	403,322
Sysco Corp.	1,301	99,461
The Clorox Co.	317	44,485
The Coca-Cola Co.	11,007	700,155
The Estee Lauder Cos., Inc.	595	147,625
The Hershey Co.	378	87,533
The J.M. Smucker Co.	266	42,150
The Kraft Heinz Co.	2,835	115,413
The Kroger Co.	1,821	81,180
The Procter & Gamble Co.	6,143	931,033
Tyson Foods, Inc., Class A	722	44,945
Walgreens Boots Alliance, Inc.	1,844	68,892
Walmart, Inc.	3,629	514,556
		6,082,967
Electronic Equipment, Instruments & Components (0.5%):
Amphenol Corp., Class A	1,514	115,276
CDW Corp.	348	62,146
Corning, Inc.	1,956	62,474
Keysight Technologies, Inc. (a)	455	77,837
Teledyne Technologies, Inc. (a)	119	47,589
Trimble, Inc. (a)	637	32,207
Zebra Technologies Corp. (a)	132	33,846
		431,375
Energy (5.6%):
APA Corp.	839	39,165
Baker Hughes Co.	2,575	76,040
Cheniere Energy, Inc.	636	95,375
Chesapeake Energy Corp.	292	27,556
Chevron Corp.	5,032	903,194
ConocoPhillips	3,273	386,214
Coterra Energy, Inc.	2,005	49,263
Devon Energy Corp.	1,667	102,537
Diamondback Energy, Inc.	434	59,362
EOG Resources, Inc.	1,507	195,187
EQT Corp.	904	30,582
Exxon Mobil Corp.	10,715	1,181,864
Halliburton Co.	2,332	91,764
Hess Corp.	716	101,543

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Kinder Morgan, Inc.	5,039	$91,105
Marathon Oil Corp.	1,742	47,156
Marathon Petroleum Corp.	1,282	149,212
Occidental Petroleum Corp.	2,395	150,861
ONEOK, Inc.	1,137	74,701
Ovintiv, Inc.	647	32,809
Phillips 66	1,237	128,747
Pioneer Natural Resources Co.	595	135,892
Schlumberger Ltd.	3,636	194,381
Targa Resources Corp.	571	41,968
Texas Pacific Land Corp.	20	46,885
The Williams Cos., Inc.	3,133	103,076
Valero Energy Corp.	1,013	128,509
		4,664,948
Financials (11.5%):
Aflac, Inc.	1,478	106,327
American Express Co.	1,928	284,862
American International Group, Inc.	1,955	123,634
Ameriprise Financial, Inc.	278	86,561
Apollo Global Management, Inc.	1,101	70,233
Arch Capital Group Ltd. (a)	921	57,820
Ares Management Corp., Class A	349	23,886
Arthur J. Gallagher & Co.	535	100,869
Bank of America Corp.	20,658	684,193
Berkshire Hathaway, Inc., Class B (a)	3,345	1,033,270
Berkshire Hathaway, Inc., Class A (a)	1	468,711
BlackRock, Inc.	382	270,697
Blackstone, Inc.	1,786	132,503
Brown & Brown, Inc.	603	34,353
Capital One Financial Corp.	977	90,822
Cincinnati Financial Corp.	401	41,058
Citigroup, Inc.	4,993	225,833
Citizens Financial Group, Inc.	1,262	49,685
CME Group, Inc.	924	155,380
Coinbase Global, Inc., Class A (a) (b)	391	13,837
Discover Financial Services	702	68,677
FactSet Research Systems, Inc.	98	39,319
Fifth Third Bancorp	1,746	57,286
First Citizens BancShares, Inc., Class A	26	19,717
First Republic Bank	462	56,313
Franklin Resources, Inc.	730	19,257
Huntington Bancshares, Inc.	3,671	51,761
Intercontinental Exchange, Inc.	1,421	145,780
JPMorgan Chase & Co.	7,464	1,000,922
KeyCorp	2,398	41,773
Loews Corp.	514	29,982
LPL Financial Holdings, Inc.	203	43,883
M&T Bank Corp.	447	64,842
Markel Corp. (a)	34	44,795
Marsh & McLennan Cos., Inc.	1,283	212,311

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
MetLife, Inc.	1,723	$124,694
Moody's Corp.	472	131,509
Morgan Stanley	3,443	292,724
MSCI, Inc.	201	93,499
Nasdaq, Inc.	871	53,436
Northern Trust Corp.	525	46,457
Principal Financial Group, Inc.	634	53,205
Prudential Financial, Inc.	956	95,084
Raymond James Financial, Inc.	499	53,318
Regions Financial Corp.	2,402	51,787
Rocket Cos., Inc., Class A (b)	264	1,848
S&P Global, Inc.	857	287,044
State Street Corp.	945	73,304
SVB Financial Group (a)	150	34,521
Synchrony Financial	1,226	40,286
T. Rowe Price Group, Inc.	573	62,491
The Allstate Corp.	688	93,293
The Bank of New York Mellon Corp.	2,078	94,591
The Charles Schwab Corp.	4,346	361,848
The Goldman Sachs Group, Inc.	874	300,114
The Hartford Financial Services Group, Inc.	831	63,015
The PNC Financial Services Group, Inc.	1,054	166,469
The Progressive Corp.	1,504	195,084
The Travelers Cos., Inc.	610	114,369
Tradeweb Markets, Inc., Class A	274	17,791
Truist Financial Corp.	3,410	146,732
U.S. Bancorp	3,820	166,590
W.R. Berkley Corp.	539	39,115
Wells Fargo & Co.	9,752	402,660
		9,608,030
Health Care (15.6%):
Abbott Laboratories	4,457	489,334
AbbVie, Inc.	4,546	734,679
Agilent Technologies, Inc.	761	113,884
Align Technology, Inc. (a)	189	39,860
Alnylam Pharmaceuticals, Inc. (a)	305	72,483
AmerisourceBergen Corp.	394	65,290
Amgen, Inc.	1,375	361,130
Avantor, Inc. (a)	1,681	35,452
Baxter International, Inc.	1,295	66,006
Becton Dickinson & Co.	733	186,402
Biogen, Inc. (a)	373	103,291
BioMarin Pharmaceutical, Inc. (a)	467	48,330
Bio-Rad Laboratories, Inc., Class A (a)	55	23,127
Bio-Techne Corp.	399	33,069
Boston Scientific Corp. (a)	3,644	168,608
Bristol-Myers Squibb Co.	5,490	395,006
Cardinal Health, Inc.	694	53,348
Catalent, Inc. (a)	435	19,579
Centene Corp. (a)	1,440	118,094

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Cigna Corp.	769	$254,800
CVS Health Corp.	3,375	314,516
Danaher Corp.	1,683	446,702
Dexcom, Inc. (a)	999	113,127
Edwards Lifesciences Corp. (a)	1,578	117,735
Elevance Health, Inc.	617	316,503
Eli Lilly & Co.	2,174	795,336
Gilead Sciences, Inc.	3,222	276,609
HCA Healthcare, Inc.	553	132,698
Hologic, Inc. (a)	635	47,504
Horizon Therapeutics PLC (a)	580	66,004
Humana, Inc.	322	164,925
IDEXX Laboratories, Inc. (a)	212	86,488
Illumina, Inc. (a)	404	81,689
Incyte Corp. (a)	566	45,461
Insulet Corp. (a)	177	52,107
Intuitive Surgical, Inc. (a)	909	241,203
IQVIA Holdings, Inc. (a)	475	97,323
Johnson & Johnson	6,759	1,193,977
Laboratory Corp. of America Holdings	232	54,631
McKesson Corp.	370	138,794
Merck & Co., Inc.	6,513	722,617
Mettler-Toledo International, Inc. (a)	57	82,391
Moderna, Inc. (a)	865	155,371
Molina Healthcare, Inc. (a)	148	48,873
PerkinElmer, Inc.	325	45,572
Pfizer, Inc.	14,429	739,342
Quest Diagnostics, Inc.	297	46,463
Regeneron Pharmaceuticals, Inc. (a)	265	191,195
ResMed, Inc.	373	77,633
Royalty Pharma PLC, Class A	918	36,279
Seagen, Inc. (a)	469	60,271
Stryker Corp.	905	221,263
The Cooper Cos., Inc.	126	41,664
Thermo Fisher Scientific, Inc.	1,007	554,545
UnitedHealth Group, Inc.	2,405	1,275,083
Veeva Systems, Inc., Class A (a)	358	57,774
Vertex Pharmaceuticals, Inc. (a)	659	190,306
Waters Corp. (a)	154	52,757
West Pharmaceutical Services, Inc.	188	44,246
Zimmer Biomet Holdings, Inc.	539	68,723
Zoetis, Inc.	1,204	176,446
		13,053,918
Industrials (8.7%):
3M Co.	1,464	175,563
AMETEK, Inc.	584	81,596
Booz Allen Hamilton Holding Corp.	333	34,805
C.H. Robinson Worldwide, Inc.	315	28,841
Carlisle Cos., Inc.	132	31,106
Carrier Global Corp.	2,164	89,265

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Caterpillar, Inc.	1,357	$325,083
Cintas Corp.	221	99,808
Copart, Inc. (a)	1,100	66,979
CoStar Group, Inc. (a)	1,008	77,898
CSX Corp.	5,505	170,545
Cummins, Inc.	355	86,013
Deere & Co.	722	309,565
Delta Air Lines, Inc. (a)	1,648	54,153
Dover Corp.	365	49,425
Eaton Corp. PLC	1,024	160,717
Emerson Electric Co.	1,505	144,570
Equifax, Inc.	315	61,223
Expeditors International of Washington, Inc.	416	43,231
Fastenal Co.	1,477	69,892
FedEx Corp.	615	106,518
Fortive Corp.	905	58,146
Generac Holdings, Inc. (a)	161	16,206
General Dynamics Corp.	698	173,181
General Electric Co.	2,791	233,858
HEICO Corp.	109	16,747
HEICO Corp., Class A	190	22,771
Honeywell International, Inc.	1,732	371,168
Howmet Aerospace, Inc.	1,057	41,656
IDEX Corp.	194	44,296
Illinois Tool Works, Inc.	796	175,359
Ingersoll Rand, Inc.	1,037	54,183
J.B. Hunt Transport Services, Inc.	211	36,790
Jacobs Solutions, Inc.	325	39,023
Johnson Controls International PLC	1,753	112,192
L3Harris Technologies, Inc.	492	102,439
Leidos Holdings, Inc.	330	34,713
Lockheed Martin Corp.	682	331,786
Nordson Corp.	135	32,092
Norfolk Southern Corp.	604	148,838
Northrop Grumman Corp.	398	217,153
Old Dominion Freight Line, Inc.	247	70,094
Otis Worldwide Corp.	1,087	85,123
PACCAR, Inc.	876	86,698
Parker-Hannifin Corp.	327	95,157
Plug Power, Inc. (a)	1,324	16,378
Quanta Services, Inc.	364	51,870
Raytheon Technologies Corp.	3,796	383,092
Republic Services, Inc.	528	68,107
Rockwell Automation, Inc.	297	76,498
Rollins, Inc.	608	22,216
Southwest Airlines Co. (a)	1,525	51,347
Stanley Black & Decker, Inc.	376	28,245
Textron, Inc.	538	38,090
The Boeing Co. (a)	1,527	290,878
TransDigm Group, Inc.	135	85,003

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
TransUnion	495	$28,091
Uber Technologies, Inc. (a)	4,836	119,594
Union Pacific Corp.	1,605	332,347
United Parcel Service, Inc., Class B	1,882	327,167
United Rentals, Inc. (a)	178	63,265
Verisk Analytics, Inc.	399	70,392
W.W. Grainger, Inc.	116	64,525
Waste Management, Inc.	1,020	160,018
Westinghouse Air Brake Technologies Corp.	451	45,014
Xylem, Inc.	463	51,194
		7,239,796
IT Services (4.2%):
Akamai Technologies, Inc. (a)	400	33,720
Automatic Data Processing, Inc.	1,058	252,714
Block, Inc. (a)	1,348	84,708
Broadridge Financial Solutions, Inc.	299	40,105
Cloudflare, Inc., Class A (a)	713	32,235
Cognizant Technology Solutions Corp., Class A	1,331	76,120
EPAM Systems, Inc. (a)	143	46,867
Fidelity National Information Services, Inc.	1,547	104,964
Fiserv, Inc. (a)	1,546	156,254
FleetCor Technologies, Inc. (a)	187	34,348
Gartner, Inc. (a)	183	61,514
Global Payments, Inc.	717	71,212
International Business Machines Corp.	2,322	327,147
Jack Henry & Associates, Inc.	186	32,654
Mastercard, Inc., Class A	2,194	762,920
MongoDB, Inc. (a)	170	33,463
Okta, Inc. (a)	379	25,897
Paychex, Inc.	824	95,221
PayPal Holdings, Inc. (a)	2,943	209,601
Snowflake, Inc., Class A (a)	708	101,626
SS&C Technologies Holdings, Inc.	570	29,674
VeriSign, Inc. (a)	273	56,085
Visa, Inc., Class A	4,203	873,215
		3,542,264
Materials (2.0%):
Air Products and Chemicals, Inc.	559	172,317
Albemarle Corp.	301	65,275
Avery Dennison Corp.	205	37,105
Ball Corp.	800	40,912
CF Industries Holdings, Inc.	507	43,196
Corteva, Inc.	1,847	108,567
Dow, Inc.	1,846	93,020
DuPont de Nemours, Inc.	1,288	88,395
Ecolab, Inc.	652	94,905
FMC Corp.	321	40,061
Freeport-McMoRan, Inc.	3,638	138,244

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
International Flavors & Fragrances, Inc.	655	$68,670
International Paper Co.	921	31,894
Martin Marietta Materials, Inc.	159	53,737
Newmont Corp.	2,040	96,288
Nucor Corp.	666	87,786
Packaging Corp. of America	236	30,187
PPG Industries, Inc.	604	75,947
Southern Copper Corp.	219	13,225
Steel Dynamics, Inc.	441	43,086
The Mosaic Co.	888	38,957
The Sherwin-Williams Co.	613	145,483
Vulcan Materials Co.	342	59,888
Westlake Corp.	86	8,818
		1,675,963
Real Estate (2.7%):
Alexandria Real Estate Equities, Inc.	415	60,453
American Tower Corp.	1,185	251,054
AvalonBay Communities, Inc.	359	57,986
Camden Property Trust	268	29,984
CBRE Group, Inc., Class A (a)	817	62,876
Crown Castle, Inc.	1,102	149,475
Digital Realty Trust, Inc.	739	74,100
Equinix, Inc.	234	153,277
Equity LifeStyle Properties, Inc.	454	29,328
Equity Residential	948	55,932
Essex Property Trust, Inc.	166	35,179
Extra Space Storage, Inc.	337	49,600
Healthpeak Properties, Inc.	1,387	34,772
Host Hotels & Resorts, Inc.	1,820	29,211
Invitation Homes, Inc.	1,569	46,505
Iron Mountain, Inc.	740	36,889
Kimco Realty Corp.	1,558	32,998
Mid-America Apartment Communities, Inc.	294	46,155
Prologis, Inc.	2,350	264,916
Public Storage	397	111,235
Realty Income Corp.	1,588	100,727
SBA Communications Corp.	275	77,085
Simon Property Group, Inc.	833	97,861
Sun Communities, Inc.	311	44,473
UDR, Inc.	827	32,030
Ventas, Inc.	1,017	45,816
VICI Properties, Inc.	2,476	80,222
Welltower, Inc.	1,191	78,070
Weyerhaeuser Co.	1,903	58,993
WP Carey, Inc.	491	38,372
		2,265,574
Semiconductors & Semiconductor Equipment (4.9%):
Advanced Micro Devices, Inc. (a)	4,109	266,140
Analog Devices, Inc.	1,322	216,848

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Applied Materials, Inc.	2,212	$215,404
Broadcom, Inc.	1,020	570,313
Enphase Energy, Inc. (a)	338	89,556
Entegris, Inc.	379	24,859
First Solar, Inc. (a)	258	38,646
GLOBALFOUNDRIES, Inc. (a) (b)	180	9,700
Intel Corp.	10,556	278,995
KLA Corp.	365	137,616
Lam Research Corp.	349	146,685
Marvell Technology, Inc.	2,170	80,377
Microchip Technology, Inc.	1,392	97,788
Micron Technology, Inc.	2,836	141,743
Monolithic Power Systems, Inc.	113	39,958
NVIDIA Corp.	6,146	898,176
ON Semiconductor Corp. (a)	1,103	68,794
QUALCOMM, Inc.	2,887	317,397
Skyworks Solutions, Inc.	412	37,545
Teradyne, Inc.	403	35,202
Texas Instruments, Inc.	2,349	388,102
Wolfspeed, Inc. (a)	316	21,817
		4,121,661
Software (8.8%):
Adobe, Inc. (a)	1,191	400,807
ANSYS, Inc. (a)	224	54,116
Aspen Technology, Inc. (a)	71	14,583
Autodesk, Inc. (a)	555	103,713
Bill.com Holdings, Inc. (a)	253	27,567
Cadence Design Systems, Inc. (a)	697	111,966
Crowdstrike Holdings, Inc., Class A (a)	541	56,962
Datadog, Inc., Class A (a)	658	48,363
Fortinet, Inc. (a)	1,683	82,282
Gen Digital, Inc.	1,524	32,659
HubSpot, Inc. (a)	117	33,828
Intuit, Inc.	703	273,622
Microsoft Corp.	18,790	4,506,218
Oracle Corp.	3,950	322,873
Palantir Technologies, Inc., Class A (a)	4,392	28,197
Palo Alto Networks, Inc. (a)	754	105,213
Paycom Software, Inc. (a)	131	40,651
Paylocity Holding Corp. (a)	104	20,203
PTC, Inc. (a)	275	33,011
Roper Technologies, Inc.	273	117,961
Salesforce, Inc. (a)	2,494	330,679
ServiceNow, Inc. (a)	514	199,571
Splunk, Inc. (a)	381	32,800
Synopsys, Inc. (a)	389	124,204
Tyler Technologies, Inc. (a)	106	34,175
Unity Software, Inc. (a) (b)	676	19,327

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
VMware, Inc., Class A (a)	576	$70,710
Workday, Inc., Class A (a)	512	85,673
Zoom Video Communications, Inc., Class A (a)	536	36,309
Zscaler, Inc. (a)	215	24,058
		7,372,301
Technology Hardware, Storage & Peripherals (6.7%):
Apple, Inc.	41,317	5,368,318
Dell Technologies, Inc., Class C	646	25,982
Hewlett Packard Enterprise Co.	3,308	52,796
HP, Inc.	2,586	69,486
NetApp, Inc.	559	33,573
Western Digital Corp. (a)	792	24,988
		5,575,143
Utilities (3.1%):
Alliant Energy Corp.	645	35,611
Ameren Corp.	658	58,509
American Electric Power Co., Inc.	1,321	125,429
American Water Works Co., Inc.	467	71,180
Atmos Energy Corp.	356	39,897
Avangrid, Inc.	179	7,693
CenterPoint Energy, Inc.	1,618	48,524
CMS Energy Corp.	746	47,244
Consolidated Edison, Inc.	912	86,923
Constellation Energy Corp.	832	71,727
Dominion Energy, Inc.	2,136	130,980
DTE Energy Co.	493	57,942
Duke Energy Corp.	1,979	203,817
Edison International	981	62,411
Entergy Corp.	523	58,838
Essential Utilities, Inc.	674	32,170
Evergy, Inc.	584	36,751
Eversource Energy	891	74,701
Exelon Corp.	2,550	110,237
FirstEnergy Corp.	1,469	61,610
NextEra Energy, Inc.	5,107	426,945
PG&E Corp. (a)	3,986	64,812
PPL Corp.	1,893	55,314
Public Service Enterprise Group, Inc.	1,283	78,609
Sempra Energy	808	124,868
The AES Corp.	1,717	49,381
The Southern Co.	2,798	199,805
WEC Energy Group, Inc.	811	76,039
Xcel Energy, Inc.	1,406	98,575
		2,596,542
Total Common Stocks (Cost $26,617,337)		82,935,303

See notes to financial statements.

Victory Variable Insurance Funds Victory 500 Index VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Collateral for Securities Loaned (0.1%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (c)	15,472	$15,472
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (c)	15,472	15,472
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (c)	15,472	15,472
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (c)	15,472	15,472
Total Collateral for Securities Loaned (Cost $61,888)		61,888
Total Investments (Cost $26,679,225) — 99.3%		82,997,191
Other assets in excess of liabilities — 0.7%		619,805
NET ASSETS — 100.00%		$83,616,996

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2022.

PLC — Public Limited Company

Futures Contracts Purchased
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	4	3/17/23	$781,051	$772,200	$(8,851)
Total unrealized appreciation					$—
Total unrealized depreciation					(8,851)
Total net unrealized appreciation (depreciation)					$(8,851)

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2022
	Victory 500 Index VIP Series
Assets:
Investments, at value (Cost $26,679,225)	$82,997,191	(a)
Cash	569,233
Deposit with broker for futures contracts	112,916
Receivables:
Interest and dividends	70,647
Capital shares issued	302
From Adviser	19,832
Prepaid expenses	152
Total Assets	83,770,273
Liabilities:
Payables:
Collateral received on loaned securities	61,888
Capital shares redeemed	43,672
Variation margin on open futures contracts	429
Accrued expenses and other payables:
Investment advisory fees	18,178
Administration fees	4,580
Custodian fees	1,271
Transfer agent fees	1,159
Compliance fees	65
Trustees' fees	109
Other accrued expenses	21,926
Total Liabilities	153,277
Net Assets:
Capital	21,169,309
Total accumulated earnings/(loss)	62,447,687
Net Assets	$83,616,996
Shares (unlimited shares authorized with a par value of $0.001 per share):	6,141,178
Net asset value:	$13.62

(a)  Includes $61,007 of securities on loan.

See notes to financial statements.

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2022
Victory 500 Index VIP Series
Investment Income:
Dividends	$1,430,211
Interest	4,255
Securities lending (net of fees)	4,317
Total Income	1,438,783
Expenses:
Investment advisory fees	234,048
Administration fees	50,959
Sub-Administration fees	18,516
Custodian fees	5,400
Transfer agent fees	5,550
Trustees' fees	7,216
Compliance fees	759
Legal and audit fees	15,629
Licensing fees	30,938
Other expenses	17,072
Total Expenses	386,087
Expenses waived/reimbursed by Adviser	(124,202)
Net Expenses	261,885
Net Investment Income (Loss)	1,176,898
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	7,431,510
Net realized gains (losses) from futures contracts	(169,580)
Net change in unrealized appreciation/depreciation on investment securities	(30,045,895)
Net change in unrealized appreciation/depreciation on futures contracts	(25,751)
Net realized/unrealized gains (losses) on investments	(22,809,716)
Change in net assets resulting from operations	$(21,632,818)
See notes to financial statements.

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory 500 Index VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$1,176,898	$1,151,816
Net realized gains (losses)	7,261,930	12,072,376
Net change in unrealized appreciation/depreciation	(30,071,646)	13,641,209
Change in net assets resulting from operations	(21,632,818)	26,865,401
Change in net assets resulting from distributions to shareholders	(12,957,882)	(14,222,411)
Change in net assets resulting from capital transactions	2,163,457	(170,219)
Change in net assets	(32,427,243)	12,472,771
Net Assets:
Beginning of period	116,044,239	103,571,468
End of period	$83,616,996	$116,044,239
Capital Transactions:
Proceeds from shares issued	$4,620,680	$7,352,188
Distributions reinvested	12,957,882	14,222,411
Cost of shares redeemed	(15,415,105)	(21,744,818)
Change in net assets resulting from capital transactions	$2,163,457	$(170,219)
Share Transactions:
Issued	272,884	358,747
Reinvested	905,256	725,547
Redeemed	(899,695)	(1,070,115)
Change in Shares	278,445	14,179

See notes to financial statements.

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory 500 Index VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$19.79	$17.71	$19.35	$16.92	$19.06
Investment Activities:
Net investment income (loss) (a)	0.21	0.21	0.28	0.34	0.32
Net realized and unrealized gains (losses) on investments	(3.95)	4.59	3.53	4.88	(1.21)
Total from Investment Activities	(3.74)	4.80	3.81	5.22	(0.89)
Distributions to Shareholders From:
Net investment income	(0.19)	(0.23)	(0.32)	(0.37)	(0.02)
Net realized gains from investments	(2.24)	(2.49)	(5.13)	(2.42)	(1.23)
Total Distributions to Shareholders	(2.43)	(2.72)	(5.45)	(2.79)	(1.25)
Net Asset Value, End of Period	$13.62	$19.79	$17.71	$19.35	$16.92
Total Return (b) (c)	(19.36)%	27.43%	20.13%	31.04%	(4.65)%
Ratios to Average Net Assets:
Net Expenses (d)	0.28%	0.28%	0.28%	0.28%	0.28%
Net Investment Income (Loss)	1.26%	1.04%	1.46%	1.71%	1.65%
Gross Expenses (d)	0.41%	0.48%	0.58%	0.52%	0.38%
Supplemental Data:
Net Assets at end of period (000's)	$83,617	$116,044	$103,571	$100,139	$106,432
Portfolio Turnover	7%	9%	13%	3%	3%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

See notes to financial statements.

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2022

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of six funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of Victory 500 Index VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Victory Capital Management Inc. ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$82,935,303	$—	$—	$82,935,303
Collateral for Securities Loaned	61,888	—	—	61,888
Total	$82,997,191	$—	$—	$82,997,191
Other Financial Investments*:
Liabilities:
Futures Contracts	$(8,851)	$—	$—	$(8,851)
Total	$(8,851)	$—	$—	$(8,851)

*  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

As of December 31, 2022, there were no transfers into/out of Level 3.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended December 31, 2022, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2022:

Liabilities
Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$8,851

*  Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2022:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(169,580)	$(25,751)

All open derivative positions at period end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$61,007	$—	$61,888

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$6,334,697	$16,111,639

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limit (excluding voluntary waivers) is 0.28%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$277,986	$220,169	$124,202	$622,357

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general, economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions,

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Large-Capitalization Stock Risk — The securities of large-capitalization companies may underperform the securities of smaller capitalization companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Passive Investment Risk/Index Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the Index.

Derivatives Risk — The use of derivative instruments, such as futures contracts and credit default swaps, exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent.

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. The Fund is not expecting any material financial impact of transition from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended December 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2022, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2022			Year Ended December 31, 2021
Distributions Paid From			Distributions Paid From:
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,379,956	$11,577,926	$12,957,882	$1,523,664	$12,698,747	$14,222,411

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,184,910	$7,121,236	$8,306,146	$54,141,541	$62,447,687

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and futures.

As of December 31, 2022, the Fund had no capital loss carryforward for federal income tax purposes.

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$28,855,650	$58,038,850	$(3,897,309)	$54,141,541

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory 500 Index VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2023

Victory Variable Insurance Funds	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 6 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, October 1951	Trustee	February 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* August 1951	Trustee	February 2005	Retired.	None.
Dennis M. Bushe, January 1944	Trustee	July 2016	Retired.	None.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Timothy Pettee, April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp. (January 2003-July 2021).	None.
Leigh A. Wilson, December 1944	Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** May 1972	Trustee	May 2008

Chief Executive Officer and Chairman (since 2013), the Adviser; Chief Executive Officer and Chairman (since 2013), Victory Capital Holdings, Inc.; Director (since 2013), Victory Capital Services, Inc.; Director (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015)
Thomas Dusenberry, July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016)
Christopher A. Ponte, March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Sean Fox, September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Charles Booth, April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007).
Jay G. Baris, January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
$1,000.00	$1,019.80	$1,023.79	$1.43	$1.43	0.28%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2022, the Fund paid qualified dividend income for the purposes of reduced individual federal income tax rates of 100%.

Dividends qualified for corporate dividends received deductions of 100%.

For the year ended December 31, 2022, the Fund designated short-term capital gain distributions in the amount of $237,521.

For the year ended December 31, 2022, the Fund designated long-term capital gain distributions in the amount of $11,577,926.

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 6, 2022. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 18, 2022 and December 6, 2022. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained an independent, third-party consultant to provide comparative information about fees, expenses and performance, and to design and maintain a database of relevant information designed to assist the Board in retrieving and analyzing comparative information. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index, noting that the Fund's investment objective is to track its benchmark index before fees and expenses. The Board recognized that the performance of the Fund is net of expenses, while the performance of the benchmark index reflects gross returns and as a result, the Fund generally will underperform its benchmark index due to fees and expenses. The Board considered the Fund's tracking error as a factor in evaluating performance.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, underperformed the peer group median for the one-, three- and five-year periods, and outperformed the peer group median for the ten-year period. The Board discussed with the Adviser how market conditions affected the Fund during periods of underperformance given the Fund's investment strategy and fee and expense profile.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which entails a substantial commitment of the Adviser's resources to the successful operation of the Fund;

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing and supporting quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SPIVIP-AR (12/22)

December 31, 2022

Annual Report

Victory Variable Insurance Funds

Victory RS Small Cap Growth Equity VIP Series

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Variable Insurance Funds

Shareholder Letter (Unaudited)	3
Manager's Commentary (Unaudited)	5
Investment Overview (Unaudited)	9
Investment Objective & Portfolio Holdings (Unaudited)	10
Schedule of Portfolio Investments	11
Financial Statements
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Supplemental Information (Unaudited)
Trustee and Officer Information	27
Proxy Voting and Portfolio Holdings Information	30
Expense Example	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32
Privacy Policy (inside back cover)

1

The Fund is distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

Our most recent annual reporting period ending December 31, 2022, was filled with epic challenges. Even the most seasoned investors who have been through more than one economic cycle have not witnessed financial markets like this in a long time, if ever.

Consider what transpired and how the investing backdrop changed so abruptly. The year began well enough with ample liquidity and an encouraging outlook for corporate profits. But that optimism faded early and was punctuated by the start of a terrible war in Eastern Europe. This fueled rising energy prices and intensified an inflation problem that was proving to be more than "transitory."

The inflation data was particularly troublesome and surprised many with some of the highest readings since the 1970s. In response, the U.S. Federal Reserve (the "Fed") pivoted to a far more restrictive monetary policy than anyone anticipated. Over the course of 2022, the Fed boosted the Fed funds interest rate on seven different occasions by a total of 4.5 percentage points. And if that wasn't enough, zero-Covid policies in China further exacerbated supply chain issues and dampened the outlook for global growth.

As one might expect, all of these obstacles ratcheted up volatility across financial markets. Broad market stock indices pulled back substantially around the world. The S&P 500® Index, the bell-weather proxy for our domestic stock market, delivered a negative total return of more than 18% for our annual reporting period.

Perhaps what made 2022 even more difficult was the performance of fixed income markets, which normally are considered a safe haven in times of equity turmoil. But not this past year. In fact, the Bloomberg US Aggregate Bond Index — a proxy for a diversified fixed income portfolio and one that many investors and institutions follow closely — delivered a negative total return of approximately 13%, its worst annual performance since the 1970s. That's not exactly the offset to equity performance that many investors were expecting from bonds.

It was a tough year, and we fully acknowledge that the steady drumbeat of bad news and bouts of stomach-churning volatility can take a toll on investors' psyche. Nobody likes opening their account statements during declining markets; and even when markets snap back sharply (as happened this past July and October), investors often wonder if they have missed an opportunity.

Through all of the challenges in our most recent annual reporting period, we are reminded of two enduring realities: 1) financial markets are dynamic and apt to change abruptly; 2) it's vital that we remain calm and rational whenever faced with those inevitable bouts of turmoil.

Fortunately, we think that investors can take comfort knowing that all of our independent investment franchises have experience managing portfolios through a wide variety of market environments. Our investment professionals remain calm during turbulent financial markets, and we think it's imperative that investors do the same.

3

We still believe that a long-term plan, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are the key ingredients for staying the course and progressing on investment goals. Moreover, all our investment professionals continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring. Remember, turmoil can also create opportunity.

On the following pages you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call 800-539-3863 or visit our website at vcm.com.

From all of us here at Victory Capital, thank you for your ongoing confidence and for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS Small Cap Growth Equity VIP Series

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

Following robust calendar year returns during 2019, 2020, and 2021, the S&P 500® Index registered its seventh worst loss in the last 100 years, down 18.11% in 2022. The index, though, has still provided positive returns in 12 of the past 14 years. This challenging period was driven by a number of factors, including the global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, an unprecedented reversal in monetary response, global logistical challenges, the highest levels of inflation since the 1980s, and changing consumer behavior. Despite all of this, we have also seen a resilient U.S. economy that continues to have low levels of unemployment and high levels of earnings in the face of adversity. Yet underlying this negative market performance were interesting differences among investment styles and market capitalizations, which we feel have created an opportunity.

While markets were broadly challenged across all styles at the start of the year, the underlying theme for U.S. equity markets for the first six months of the year was that value-oriented stocks with pricing power, such as those within the Energy, Utilities, and Consumer Staples sectors, were the place to allocate, and they materially outperformed growth-oriented secular stocks (defined as stocks that are taking market share from legacy companies, and thus are less sensitive to short-term economic output). Markets bounced back sharply during the summer from what had been a challenging first six months of the year as corporations reported better-than-expected earnings and signs emerged that inflation may have peaked. Growth stocks led the rebound, with the Russell 1000® Growth Index up 12.00% and the Russell 2000® Growth Index (the "Index") up 11.20% in July. But the euphoria was short-lived. Concerns re-emerged in August as investors began to digest how hawkish the U.S. Federal Reserve (the "Fed") really was, given its repeated statements confirming that it would not stop hiking the Fed funds interest rate until inflation was well in check, irrespective of the impact to the economy.

Markets again bounced back in October and November. Value stocks led the way, with the Russell 1000® Value Index up 10.25% in October and 6.25% in November, while the Russell 2000® Value Index was up 12.59% and 3.06% in these months. But once again, the buoyant mood dampened in December as interest rates were projected to be headed even higher; investors and corporate leaders began to loudly question whether Fed Chair Jerome Powell was up to the task of maintaining an economic environment supportive of corporate growth while simultaneously taming inflation. Many pundits suggested that the Fed was possibly making both problems worse.

For the full year, U.S. stock performance was mixed, yet negative across market caps and styles, with value stocks outperforming growth, as measured by the Russell family of indices. In the broader context, however, growth stocks, as measured by the Russell 3000® Growth Index, have maintained their dominance versus value stocks, as measured by the Russell 3000® Value Index, over the past 3, 5, 10, and 15 years. Although we expect this cyclical versus secular, as well as large-cap versus small-cap, tug-of-war to continue, we believe the longer-term outperformance of growth versus value, which has been supported by stronger underlying fundamentals, will come back. Technology-oriented growth companies have excelled and were largely insulated from the economic slowdown that took place the past few years relative to more traditional value companies. Although it appears that growth

5

Victory RS Small Cap Growth Equity VIP Series

Managers' Commentary (continued)

stocks were perhaps a bit ahead of themselves from a relative valuation standpoint at the depths of the economic slowdown, this is no longer the case, especially as we look at smaller-cap stocks. We believe the recent underperformance of companies that are materially better off over the secular horizon, given their potential to take market share, is an opportunity for investors.

How did Victory RS Small Cap Growth Equity VIP Series (the "Fund") perform during the reporting period?

The Fund returned –36.36% for the fiscal year ended December 31, 2022, underperforming the Index, which returned –26.36% for the reporting period.

What strategies did you employ during the reporting period?

The Fund's relative performance was due to underperformance within the Health Care, Industrials, Information Technology, and Consumer Discretionary sectors.

Within the Health Care sector, one of the largest drivers of underperformance was health care facilities holding Surgery Partners, Inc. Surgery Partners, Inc. owns and operates a network of surgical facilities and ancillary services that offer nonemergency surgical procedures in various specialties. The stock was acquired given the large, fragmented, addressable market that could be consolidated as surgical cases moved to outpatient settings, driven by Medicare initiatives to shift volume, while the company has several near- and long-term catalysts to grow, including physician recruitment, expansion programs, and investment in innovative technologies. Despite strong execution, highlighted by top-line and earnings growth that was driven by well-managed labor and supply costs, growth did miss expectation early in the year for what we felt were explainable issues, such as increased vacations and noise from recent acquisitions. The company was subsequently downgraded in mid-June on concerns of the high leverage and potential impact higher interest rates would have on future capital needs. Given the company has $500 million in liquidity and has become free-cash-flow positive in 2022, we believe the market overreacted to these concerns, confirmed in part by a solid quarter to finish the year.

Within the Information Technology sector, the largest driver of underperformance was information technology holding Avaya Holdings Corp ("Avaya"). Avaya is a global business communications company that we initially allocated to following its partnership with RingCentral that provided it with a strong position in the Unified Communications as a Service (UCaaS) space. Avaya collects royalties from its partnership with RingCentral in return for providing RingCentral with access to its large existing client base, resulting in higher margin revenue and long-term growth prospects. Unfortunately, Avaya reported disappointing revenue that was below guidance and EBITDA that was materially less than expected, as strong cloud revenue was offset by lower revenue recognition and the negative impact on the company's Russia and Ukraine exposure. Sales and management turnover gave us pause to underwrite the sustainability of their growth despite the opportunity. As a result, we decided to move on from the position.

Within the Information Technology sector, another detractor was Bandwidth Inc. ("Bandwidth"). Bandwidth is a Communications Platform as a Service (CPaaS) solution focused on communications for enterprises. Some popular applications that use Bandwidth

6

Victory RS Small Cap Growth Equity VIP Series

Managers' Commentary (continued)

on the market today include Google, Skype, and RingCentral. The software allows businesses to easily enhance their products and services with advanced text and voice capabilities, providing enterprises with end-to-end communications. We owned shares of Bandwidth given its large and growing market that we felt was still in the early days, as well as its best-in-class nationwide all-IP network, which provides a unique competitive moat in the communications platform market. The stock was challenged at the start the year, as the company's customers failed to return at the volume expected following a Distributed Denial-of-Service (DDOS) attack at the end of 2021, with some larger customers also renegotiating terms. While the company was transparent about the issues, our view that they were primed for clean growth going forward at a bargain price following a challenging 2021 appears to have been optimistic. As a result, we decided to move on from the holding.

One contributor to performance within the Information Technology sector was holding MACOM Technology Solutions Holdings, Inc. ("MACOM"). MACOM designs and manufactures analog semiconductor solutions for use in wireless and wireline applications across the radio frequency, microwave, millimeter wave, and lightwave spectrum. We initially purchased the stock given their leading technology in high-performance analog and compound semiconductors and completion of their business turnaround as they restructured the company to focus on growth opportunities. The stock performed well during the year, with steady beat-and-raises highlighted by revenues that were up double digits year-over-year and ahead of expectations, driven primarily by their execution within industrial and defense and wider gross margins. Going forward, we believe the company is further supported by the Creating Helpful Incentives to Produce Semiconductors (CHIPS) Act that will "make transformative investments to restore and advance our Nation's leadership in the research, development, and manufacturing of semiconductors," given the company owns their own domestic fabrication and has strong government agency relationships.

The largest driver of relative outperformance within the Materials sector was building materials holding AAON, Inc. AAON, Inc. engages in the engineering, manufacturing, marketing, and sale of air conditioning and heating equipment. We initially purchased the stock given the strong secular trends for the industry that include increased demand for high-performance air quality and energy efficiency, as well as the company's investments in new products that have been in high demand given improved manufacturing efficiency. Operationally, the company has performed well, and sales have been strong since they realigned sales channels with an all-independent sales force. The stock outperformed as earnings and revenue materially exceeded estimates on wider gross profit margins, while the company reported a record backlog, up more than 180% from a year ago on outsized demand for their products.

A top performer within the Energy sector was crude producers holding Ranger Oil Corp. Ranger Oil Corp., rebranded from Penn Virginia Corporation, is an independent oil & gas production company. We initially purchased the stock given its high-quality pure play on the Eagle Ford basin, which is a very strong asset base that we believe is insulated from risks of federal leasing/permitting issues given that all operations are located on private land in Texas. The company has significant resource potential and strong free-cash-flow generation, has made capital efficiency improvements, and has an experienced management team. The stock performed well, driven by strong execution ahead of plan. The company exceeded

7

Victory RS Small Cap Growth Equity VIP Series

Managers' Commentary (continued)

expectations in the most recent quarter and raised the guidance for the year on lower capital expenditures while generating record free cash flow. As a result, they are initiating a first-ever dividend, executing a $100 million buyback, and they announced mergers and acquisitions that will add three locations to their Eagle Ford position and enhance their depth of inventory, bolstering their position and diluting the "inventory duration" question while adding accretion to earnings.

Given the renewed concerns over forward economic growth given tighter monetary policy in the face of elevated inflation and sluggish growth, along with the continued global impact of COVID-19 and the Russian invasion of Ukraine on corporate fundamentals, we believe there is continued uncertainty among investors that is likely to cause continued periods of elevated volatility (both to the upside and downside) and divergence as new companies emerge, while others struggle to retain their previous leadership. We feel this will create an abundance of opportunities across sectors, industries, and markets in coming quarters and years as the economy and markets transition and recover.

We do not have a clear view or projection as to how large or prolonged any impact will be given the uncertainty regarding the continued unfolding of events abroad and the resulting economic impact, politicization, and potential scale of incremental or contractionary fiscal and monetary stimulus, but we do believe there are clear pockets of the economy that remain better positioned than others to adjust to any future state given the ability of their workers to remain productive and end-customer demand to remain steady irrespective of the forward economic environment.

Within the growth universe, the current opportunity set appears especially pronounced for secular growth companies, rather than those more cyclical in nature, given the continued strength in underlying fundamentals and relative underperformance by secular growth companies since early November 2020, when market leadership abruptly shifted from companies with better long-term sustainable growth opportunities to areas that had been more challenged by COVID-19 or that could benefit from inflationary pressures experienced over the past year. As a result, we believe we can now allocate to companies with clearer paths of outsized growth with much improved relative valuations as compared to almost any other period of the last 10+ years.

8

Victory RS Small Cap Growth Equity VIP Series

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended December 31, 2022

	Class I
INCEPTION DATE	5/1/97
	Net Asset Value	Russell 2000® Growth Index[1]	Russell 2000® Index[2]
One Year	–36.36%	–26.36%	–20.44%
Five Year	0.04%	3.51%	4.13%
Ten Year	8.86%	9.20%	9.01%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower. Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

Victory RS Small Cap Growth Equity VIP Series — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

9

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	December 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide long-term capital growth.

Top 10 Holdings*:

December 31, 2022

(% of Net Assets)

MACOM Technology Solutions Holdings, Inc.	3.3%
Evoqua Water Technologies Corp.	2.7%
BellRing Brands, Inc.	2.7%
WNS Holdings Ltd.	2.2%
Inspire Medical Systems, Inc.	2.2%
Advanced Energy Industries, Inc.	2.1%
Acadia Healthcare Co., Inc.	2.1%
Sprout Social, Inc., Class A	2.1%
Denbury, Inc.	2.0%
AAON, Inc.	1.9%

Sector Allocation*:

December 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

10

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments December 31, 2022
Security Description	Shares	Value
Common Stocks (97.9%)
Communication Services (2.4%):
World Wrestling Entertainment, Inc., Class A	11,750	$805,110
ZipRecruiter, Inc. (a)	56,710	931,178
		1,736,288
Consumer Discretionary (7.5%):
Acushnet Holdings Corp.	19,570	830,942
Columbia Sportswear Co.	9,800	858,284
Fox Factory Holding Corp. (a)	7,560	689,699
Ollie's Bargain Outlet Holdings, Inc. (a)	11,530	540,065
Ralph Lauren Corp.	9,290	981,674
Texas Roadhouse, Inc.	5,740	522,053
Wingstop, Inc.	6,430	884,897
		5,307,614
Consumer Staples (7.1%):
BellRing Brands, Inc. (a)	73,960	1,896,335
Celsius Holdings, Inc. (a)	8,050	837,522
e.l.f. Beauty, Inc. (a)	7,420	410,326
Grocery Outlet Holding Corp. (a)	45,520	1,328,729
The Simply Good Foods Co. (a)	14,710	559,421
		5,032,333
Energy (6.8%):
Callon Petroleum Co. (a)	8,370	310,443
Denbury, Inc. (a)	15,990	1,391,450
Matador Resources Co.	16,120	922,709
Permian Resources Corp.	96,130	903,622
Ranger Oil Corp.	31,690	1,281,227
		4,809,451
Financials (6.2%):
FirstCash Holdings, Inc.	6,260	544,056
Focus Financial Partners, Inc., Class A (a)	13,710	510,972
Kinsale Capital Group, Inc.	3,850	1,006,852
PRA Group, Inc. (a)	34,510	1,165,748
Wintrust Financial Corp.	13,760	1,162,995
		4,390,623
Health Care (24.3%):
Acadia Healthcare Co., Inc. (a)	18,300	1,506,456
Agios Pharmaceuticals, Inc. (a)	27,890	783,151
Apellis Pharmaceuticals, Inc. (a)	12,950	669,645
Axonics, Inc. (a)	11,940	746,608
BioCryst Pharmaceuticals, Inc. (a)	64,550	741,034
Chinook Therapeutics, Inc. (a)	37,200	974,640
Equillium, Inc. (a) (b)	72,630	79,893
Evolent Health, Inc., Class A (a)	37,510	1,053,281
Fate Therapeutics, Inc. (a)	24,080	242,967
Halozyme Therapeutics, Inc. (a)	17,640	1,003,716

See notes to financial statements.

11

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
HealthEquity, Inc. (a)	20,760	$1,279,646
Inspire Medical Systems, Inc. (a)	6,130	1,544,024
Krystal Biotech, Inc. (a)	10,780	853,992
Kura Oncology, Inc. (a)	45,190	560,808
LivaNova PLC (a)	14,440	801,998
Opthea Ltd., ADR (a) (c)	38,140	213,584
Option Care Health, Inc. (a)	30,300	911,727
PROCEPT BioRobotics Corp. (a) (b)	5,610	233,039
Prometheus Biosciences, Inc. (a)	3,230	355,300
Replimune Group, Inc. (a)	16,400	446,080
Shockwave Medical, Inc. (a)	4,830	993,096
SpringWorks Therapeutics, Inc. (a)	20,050	521,501
Surgery Partners, Inc. (a)	25,430	708,480
		17,224,666
Industrials (14.9%):
AAON, Inc.	17,670	1,330,905
AAR Corp. (a)	21,950	985,555
Applied Industrial Technologies, Inc.	10,120	1,275,424
Bloom Energy Corp., Class A (a)	58,770	1,123,682
Chart Industries, Inc. (a)	6,370	734,015
Clean Harbors, Inc. (a)	10,740	1,225,649
Evoqua Water Technologies Corp. (a)	47,960	1,899,216
Saia, Inc. (a)	5,080	1,065,174
Shoals Technologies Group, Inc., Class A (a)	17,520	432,218
Simpson Manufacturing Co., Inc.	5,620	498,269
		10,570,107
Information Technology (24.1%):
Advanced Energy Industries, Inc.	17,570	1,507,155
Badger Meter, Inc.	2,540	276,936
Box, Inc., Class A (a)	36,640	1,140,603
Braze, Inc., Class A (a)	9,940	271,163
CyberArk Software Ltd. (a)	6,730	872,545
Digi International, Inc. (a)	14,810	541,306
DigitalOcean Holdings, Inc. (a)	20,600	524,682
Flywire Corp. (a)	33,120	810,446
Gitlab, Inc., Class A (a)	14,000	636,160
Impinj, Inc. (a)	9,390	1,025,200
Jamf Holding Corp. (a)	16,860	359,118
MACOM Technology Solutions Holdings, Inc. (a)	36,680	2,310,106
Marqeta, Inc., Class A (a)	44,500	271,895
Paya Holdings, Inc. (a)	54,010	425,059
Paycor HCM, Inc. (a) (b)	40,870	1,000,089
Payoneer Global, Inc. (a)	151,220	827,173
Shift4 Payments, Inc., Class A (a)	9,470	529,657
Smartsheet, Inc., Class A (a)	8,480	333,773
Sprout Social, Inc., Class A (a)	26,140	1,475,864
Varonis Systems, Inc. (a)	16,340	391,180
WNS Holdings Ltd., ADR (a)	19,716	1,577,083
		17,107,193

See notes to financial statements.

12

Victory Variable Insurance Funds Victory RS Small Cap Growth Equity VIP Series	Schedule of Portfolio Investments — continued December 31, 2022
Security Description	Shares	Value
Materials (4.6%):
Avient Corp.	16,920	$571,219
Livent Corp. (a)	26,390	524,370
Silgan Holdings, Inc.	25,180	1,305,331
Summit Materials, Inc., Class A (a)	29,503	837,590
		3,238,510
Total Common Stocks (Cost $70,574,347)		69,416,785
Collateral for Securities Loaned (0.2%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 4.14% (d)	38,142	38,142
HSBC U.S. Government Money Market Fund, Institutional Shares, 4.13% (d)	38,142	38,142
Invesco Government & Agency Portfolio, Institutional Shares, 4.22% (d)	38,142	38,142
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Shares, 4.08% (d)	38,142	38,142
Total Collateral for Securities Loaned (Cost $152,568)		152,568
Total Investments (Cost $70,726,915) — 98.1%		69,569,353
Other assets in excess of liabilities — 1.9%		1,321,535
NET ASSETS — 100.00%		$70,890,888

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2022, illiquid securities were 0.3% of net assets.

(d)  Rate disclosed is the daily yield on December 31, 2022.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

13

Victory Variable Insurance Funds	Statement of Assets and Liabilities December 31, 2022
	Victory RS Small Cap Growth Equity VIP Series
Assets:
Investments, at value (Cost $70,726,915)	$69,569,353	(a)
Cash	1,248,312
Receivables:
Interest and dividends	11,234
Capital shares issued	70,708
Investments sold	498,064
From Adviser	7,428
Prepaid expenses	136
Total Assets	71,405,235
Liabilities:
Payables:
Collateral received on loaned securities	152,568
Investments purchased	224,278
Capital shares redeemed	41,688
Accrued expenses and other payables:
Investment advisory fees	46,930
Administration fees	4,313
Custodian fees	1,273
Transfer agent fees	21,199
Compliance fees	57
Trustees' fees	108
Other accrued expenses	21,933
Total Liabilities	514,347
Net Assets:
Capital	98,091,318
Total accumulated earnings/(loss)	(27,200,430)
Net Assets	$70,890,888
Shares (unlimited shares authorized with a par value of $0.001 per share):	8,923,903
Net asset value:	$7.94

(a)  Includes $157,712 of securities on loan.

See notes to financial statements.

14

Victory Variable Insurance Funds	Statement of Operations For the Year Ended December 31, 2022
Victory RS Small Cap Growth Equity VIP Series
Investment Income:
Dividends	$250,366
Interest	14,784
Securities lending (net of fees)	8,763
Total Income	273,913
Expenses:
Investment advisory fees	612,735
Administration fees	44,471
Sub-Administration fees	16,965
Custodian fees	6,354
Transfer agent fees	93,925
Trustees' fees	6,733
Compliance fees	677
Legal and audit fees	14,559
Interfund lending	361
Other expenses	17,517
Total Expenses	814,297
Expenses waived/reimbursed by Adviser	(96,013)
Net Expenses	718,284
Net Investment Income (Loss)	(444,371)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(25,183,280)
Net change in unrealized appreciation/depreciation on investment securities	(15,263,446)
Net realized/unrealized gains (losses) on investments	(40,446,726)
Change in net assets resulting from operations	$(40,891,097)

See notes to financial statements.

15

Victory Variable Insurance Funds	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2022	Year Ended December 31, 2021
From Investment Activities:
Operations:
Net Investment Income (Loss)	$(444,371)	$(997,483)
Net realized gains (losses)	(25,183,280)	18,931,340
Net change in unrealized appreciation/depreciation	(15,263,446)	(31,860,727)
Change in net assets resulting from operations	(40,891,097)	(13,926,870)
Change in net assets resulting from distributions to shareholders	(18,459,749)	(8,854,544)
Change in net assets resulting from capital transactions	17,007,983	(6,604,640)
Change in net assets	(42,342,863)	(29,386,054)
Net Assets:
Beginning of period	113,233,751	142,619,805
End of period	$70,890,888	$113,233,751
Capital Transactions:
Proceeds from shares issued	$15,690,897	$17,744,088
Distributions reinvested	18,459,749	8,854,544
Cost of shares redeemed	(17,142,663)	(33,203,272)
Change in net assets resulting from capital transactions	$17,007,983	$(6,604,640)
Share Transactions:
Issued	1,349,114	899,924
Reinvested	2,221,390	565,424
Redeemed	(1,557,497)	(1,719,218)
Change in Shares	2,013,007	(253,870)

See notes to financial statements.

16

Victory Variable Insurance Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory RS Small Cap Growth Equity VIP Series
	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Period	$16.38		$19.91	$16.76	$15.29	$20.48
Investment Activities:
Net investment income (loss) (a)	(0.06)		(0.15)	(0.12)	(0.10)	(0.10)
Net realized and unrealized gains (losses)	(5.78)		(1.99)	6.45	5.95	(1.62)
Total from Investment Activities	(5.84)		(2.14)	6.33	5.85	(1.72)
Distributions to Shareholders From:
Net realized gains from investments	(2.60)		(1.39)	(3.18)	(4.38)	(3.47)
Total Distributions to Shareholders	(2.60)		(1.39)	(3.18)	(4.38)	(3.47)
Net Asset Value, End of Period	$7.94		$16.38	$19.91	$16.76	$15.29
Total Return (b)(c)	(36.36)%		(10.43)%	38.06%	38.78%	(8.25)%
Ratios to Average Net Assets:
Net Expenses (d)	0.88%		0.88%	0.88%	0.88%	0.88%
Net Investment Income (Loss)	(0.54)%		(0.75)%	(0.69)%	(0.54)%	(0.44)%
Gross Expenses (d)	1.00%		0.99%	1.01%	1.01%	0.89%
Supplemental Data:
Net Assets at end of period (000's)	$70,891		$113,234	$142,620	$105,112	$89,056
Portfolio Turnover	151	%(e)	92%	74%	90%	76%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.'s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(c)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Reflects an increase in trading activity due to asset allocation shifts.

See notes to financial statements.

17

Victory Variable Insurance Funds	Notes to Financial Statements December 31, 2022

1. Organization:

Victory Variable Insurance Funds (the "Trust") is organized as a Delaware statutory trust and the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of six funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of Victory RS Small Cap Growth Equity VIP Series (the "Fund"), a series of the Trust. The Fund offers a single class of shares: Class I. The Fund's shares are only available for purchase by certain separate accounts of insurance companies as investments for certain variable annuity plans and variable life insurance contracts issued by those insurance companies. The Fund is classified as diversified under the 1940 Act.

Victory Capital Management Inc. ("VCM" or the "Adviser") is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices (unadjusted) in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, or credit spreads, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Adviser's assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser, appointed as the valuation designee by the Trust's Board of Trustees' (the "Board"), has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

18

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$69,416,785	$—	$—	$69,416,785
Collateral for Securities Loaned	152,568	—	—	152,568
Total	$69,569,353	$—	$—	$69,569,353

As of December 31, 2022, there were no transfers into/out of Level 3.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

19

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table is a summary of the Fund's securities lending transactions as of December 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$157,712	$—	$152,568

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

For the year ended December 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

20

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2022, were as follows:

Excluding U.S. Government Securities
Purchases	Sales
$122,123,863	$123,685,878

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended December 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is entitled to receive fees based on a percentage of the average daily net assets of the Trust, Victory Portfolios and Victory Portfolios II. The tiered rates at which VCM is paid by the Funds are shown in the table below:

Net Assets
Up to $15 billion		$15 billion – $30 billion		Over $30 billion
0.08	%, plus	0.05	%, plus	0.04%

Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Portfolios, Victory Portfolios II and USAA Mutual Funds (collectively, the "Victory Funds Complex"), in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

21

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2022, are reflected on the Statement of Operations as Custodian fees.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least April 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of December 31, 2022, the expense limit (excluding voluntary waivers) is 0.88%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of December 31, 2022, the following amounts are available to be repaid to the Adviser. The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at December 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$140,421	$147,496	$96,013	$383,930

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, legal counsel, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general, economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Small-Capitalization Stock Risk — Small-capitalization companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or

22

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

financial resources and lack management experience and may experience higher failure rates than larger companies.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 27, 2022, with a termination date of June 26, 2023. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended December 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest on amounts borrowed. For the period from January 1, 2022, through June 27, 2022, interest was based on the one-month London Interbank Offered Rate ("LIBOR") plus one percent. Effective with the renewal, for the period June 28, 2022, through December 31, 2022, interest was based on the one-month Secured Overnight Financing Rate (SOFR) plus 1.10 percent. The Fund is not expecting any material financial impact of transition from LIBOR to SOFR. Interest charged to the Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended December 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

Borrower or Lender	Amount Outstanding at December 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$906,000	3	4.85%	$906,000

*  For the year ended December 31, 2022, based on the number of days borrowings were outstanding.

23

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2022, on the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

Total Accumulated Earnings/(Loss)	Capital
$444,568	$(444,568)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid).

Year Ended December 31, 2022		Year Ended December 31, 2021
Distributions Paid From:		Distributions Paid From:
Net Long-Term Capital Gains	Total Distributions Paid	Net Long-Term Capital Gains	Total Distributions Paid
$18,459,749	$18,459,749	$8,854,544	$8,854,544

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$(22,837,624)	$(4,362,806)	$(27,200,430)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of December 31, 2022, the Fund had net capital loss carryforwards as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$20,688,753	$2,148,871	$22,837,624

24

Victory Variable Insurance Funds	Notes to Financial Statements — continued December 31, 2022

As of December 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows:

Cost of Investments for Federal Tax Purposes	Net Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$73,932,159	$4,810,185	$(9,172,991)	$(4,362,806)

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Variable Insurance Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Victory RS Small Cap Growth Equity VIP Series (the "Fund"), a series of Victory Variable Insurance Funds, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the year ended December 31, 2018, were audited by other auditors whose report dated February 15, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 16, 2023

26

Victory Variable Insurance Funds	Supplemental Information December 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, their position with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 6 portfolios in the Trust, 37 portfolios in Victory Portfolios, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 45 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, October 1951	Trustee	February 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, April 1947	Trustee	August 2002	Retired.

Director, Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) (since 2012); Director, Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.) (since 2017); Trustee, Carlyle Secured Lending III (since 2021).

E. Lee Beard,* August 1951	Trustee	February 2005	Retired.	None.

27

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Dennis M. Bushe, January 1944	Trustee	July 2016	Retired.	None.
John L. Kelly, April 1953	Chair and Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012).
Timothy Pettee, April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp. (January 2003-July 2021).	None.
Leigh A. Wilson, December 1944	Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** May 1972	Trustee	May 2008

Chief Executive Officer and Chairman (since 2013), the Adviser; Chief Executive Officer and Chairman (since 2013), Victory Capital Holdings, Inc.; Director (since 2013), Victory Capital Services, Inc.; Director (since 2019), Victory Capital Transfer Agency, Inc.

Trustee, USAA Mutual Funds Trust; Board Member, Victory Capital Services, Inc.

*  The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

28

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, February 1962	President	February 2006

Director of Mutual Fund Administration, the Adviser (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020); Vice President, Victory Capital Transfer Agency, Inc. (since 2019).

Scott A. Stahorsky, July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser. (since 2015)
Thomas Dusenberry, July 1977	Secretary	May 2022

Manager, Fund Administration, the Adviser (since 2022); Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

Allan Shaer, March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016).
Christopher A. Ponte, March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Sean Fox, September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (since 2019); Compliance Officer, the Adviser (2015-2019).
Charles Booth, April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007).
Jay G. Baris, January 1954	Assistant Secretary	February 1998	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).

29

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022, through December 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value 12/31/22	Actual Expenses Paid During Period 7/1/22-12/31/22*	Hypothetical Expenses Paid During Period 7/1/22-12/31/22*	Annualized Expense Ratio During Period 7/1/22-12/31/22
$1,000.00	$1,004.30	$1,020.77	$4.45	$4.48	0.88%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2022, the Fund designated long-term capital gain distributions in the amount of $18,459,749.

31

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a meeting, which was called for that purpose, on December 6, 2022. The Board also considered information relating to the Fund and the Agreement provided throughout the year and, more specifically, at the meetings on October 18, 2022 and December 6, 2022. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Fund's advisory arrangements by a consultant retained through their counsel.

The Board considered the Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Fund as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows (acknowledging that economies of scale can be complex to assess and typically are not directly measurable);

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Fund;

•  The total expenses of the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Fund for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to the Fund. The Board retained an independent, third-party consultant to provide comparative information about fees, expenses and performance, and to design and maintain a database of relevant information designed to assist the Board in retrieving and analyzing comparative information. The Board met with the consultant to review its inputs and methodologies, among other things. The Board compared the Fund's total operating expense ratio on a net and gross basis with a universe of comparable mutual funds compiled by the consultant and a peer group of funds with similar investment strategies selected by that consultant from the universe. The Board reviewed the factors and methodology used by the consultant in the selection of the Fund's peer group, including the consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. The Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other

32

Victory Variable Insurance Funds	Supplemental Information — continued December 31, 2022

  (Unaudited)

accounts, to the extent applicable. The Board noted that the advisory fee arrangements for the Fund do not include breakpoints, which would be a structure that results in reduced fees as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board reviewed the Fund's performance over one-, three-, five- and ten-year periods against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

The Board concluded that the Fund's gross annual management fee was reasonable as compared to the median gross management fee charged to the funds in the Fund's peer group. The Board noted that the Fund's net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared to the median expense ratio for the peer group. The Board considered the Adviser's contractual agreement to waive its fees and reimburse expenses for a specified period of time, as described in the Fund's prospectus.

The Board then compared the Fund's performance for the one-, three-, five- and ten-year periods ended June 30, 2022, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for the one-, three- and five-year periods, outperformed the benchmark index for the ten-year period, and underperformed the peer group median for all of the periods reviewed. The Board discussed with management the Fund's underperformance and expense profile, including and any steps by the Adviser that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) that the Fund's management fee was within the ranges of advisory fees charged to comparable mutual funds; (2) that the Fund's total expense ratio was reasonable; (3) the Adviser's willingness to limit the expenses for a period of time would provide stability to the Fund's expenses during that period; and (4) the performance of the Fund, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Fund, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which entails a substantial commitment of the Adviser's resources to the successful operation of the Fund;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing and supporting quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

33

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
vcm.com	800-539-FUND (800-539-3863)

VVIF-RS-SCGEVIP-AR (12/22)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Experts.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees(1)	$105,150	$145,250
(b) Audit-Related Fees(2)	0	0
(c) Tax Fees(3)	0	0
(d) All Other Fees(4)	0	0

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements, security counts and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Cohen & Company, Ltd. for audit compliance, audit advice and audit planning.
(2)	Represents the fee for assurance and related services by Cohen & Company, Ltd. reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.
(3)	Represents the aggregate tax fee billed for professional services rendered by Cohen & Company, Ltd. for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.
(4)	For fiscal years ended December 31, 2022 and December 31, 2021, there were no fees billed for professional services rendered by Cohen & Company, Ltd. to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C)

(f) Not applicable.

(g)

2022	$0
2021	$0

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment adviser (and the adviser’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	February 21, 2023

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	February 21, 2023